 AGREEMENT

 between

 T. ROWE PRICE ASSOCIATES, INC.

 and

 THE T. ROWE PRICE FUNDS

 for

 FUND ACCOUNTING SERVICES

 TABLE OF CONTENTS

Page

Article A Terms of Appointment/Duties of Price Associates 1

Article B  Fees and Expenses 3

Article C Representations and Warranties of Price Associates 4

Article D Representations and Warranties of the Fund 4

Article E Ownership of Software and Related Material 4

Article F Quality Service Standards 4

Article G Standard of Care/Indemnification 5

Article H Dual Interests 7

Article I Documentation 8

Article J Recordkeeping/Confidentiality 8

Article K Compliance with Governmental Rules and Regulations 8

Article L Term and Termination of Agreement 9

Article M Notice 9

Article N Assignment 9

Article O Amendment/Interpretive Provisions 10

Article P Further Assurances 10

Article Q Maryland Law to Apply 10

Article R Merger of Agreement 10

Article S Counterparts 10

Article T The Parties 11

Article U Directors, Trustee and Shareholders and Massachusetts Business Trust 11

Article V Captions 12

AGREEMENT made as of the first day of January, 2014, by and between T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation having its principal office and place of business at 100 East Pratt Street, Baltimore, Maryland 21202 (“Price Associates”), and each Fund which is listed on Appendix A (as such Appendix may be amended from time to time) and which evidences its agreement to be bound hereby by executing a copy of this Agreement (each such Fund individually hereinafter referred to as “the Fund”, whose definition may be found in Article T);

WHEREAS, Price Associates has the capability of providing the Funds with certain accounting services (“Accounting Services”);

WHEREAS, the Fund desires to appoint Price Associates to provide these Accounting Services and Price Associates desires to accept such appointment; and

WHEREAS, the Board of Directors/Trustees of the Fund (the “Board”) has authorized the Fund to utilize various pricing services for the purpose of providing to Price Associates securities prices for the calculation of the Fund’s net asset value.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

A. Terms of Appointment/Duties of Price Associates

Subject to the terms and conditions set forth in this Agreement, the Fund hereby employs and appoints Price Associates to provide, and Price Associates agrees to provide, the Accounting Services set forth in this Section A. It is agreed by the parties that Price Associates may subcontract or jointly contract with other parties, on behalf of the Funds, to perform certain of the functions and services described herein. Price Associates shall:

1. Maintain for each Fund a daily trial balance, a general ledger, subsidiary records and capital stock accounts;

2. Maintain for each Fund an investment ledger, including amortized bond and/or money market costs, foreign dollar denominated costs, and securities on loan where applicable;

3. Maintain for each Fund all records relating to the Fund’s income and expenses, gains and losses;

 4. Provide for the daily valuation of each Fund’s portfolio securities and the computation of each Fund’s daily net asset value per share (“NAV”). Such daily valuations shall be made in accordance with the valuation policies established by the Board including, but not limited to, the utilization of such pricing valuation sources and/or pricing services as determined by the Board.

Price Associates shall have no liability for any losses or damages incurred by the Fund as a result of erroneous portfolio security evaluations provided by such designated sources and/or pricing services; provided that, Price Associates reasonably believes the prices are accurate, has adhered to its normal verification control procedures, and has otherwise met the standard of care as set forth in Article G of this Agreement;

5. Provide daily cash flow and transaction status information to the Fund’s adviser;

6. Authorize the payment of Fund expenses, either through instruction of custodial bank or utilization of custodian’s automated transfer system, manage the Fund’s inter-fund lending program and provide support for the Fund’s security lending program;

7. Prepare for each Fund such financial information that is reasonably necessary for shareholder reports, reports to the Board and to the officers of the Fund, reports to the Securities and Exchange Commission (“SEC”), the Internal Revenue Service (“IRS”) and other Federal and state regulatory agencies as well as class action and other claims filings arising out of legal proceedings;

8. Provide each Fund with such advice that may be reasonably necessary to properly account for all financial transactions and to maintain the Fund's accounting procedures and records so as to ensure compliance with generally accepted accounting principles and tax practices and rules;

9. Maintain for each Fund all records that may be reasonably required in connection with the audit performed by each Fund's independent accountant, the SEC, the IRS or such other Federal or state regulatory agencies;

10. Cooperate with each Fund’s independent public accountants and take all reasonable action in the performance of its obligations under the Agreement to assure that the necessary information is made available to such accountants for the expression of their opinion without any qualification as to the scope of their examination including, but not limited to, their opinion included in each such Fund’s annual report on Form N-CSR and annual amendment to Form N-1A;

11. Maintain adequate internal controls over financial reporting to provide complete and accurate financial information and disclosures that are certified by officers of the Funds. Provide sub-certifications, as requested by the officers of the Funds, for the adequacy of such controls and the completeness and accuracy of information included in Form N-CSR, Form N-Q, or any other form that may require certification;

12.  Implement and maintain the systems, data storage and reporting necessary to perform the above services; and

13.  Provide such other services as mutually agreed upon by the parties.

B. Fees and Expenses

For the accounting services performed hereunder, the Fund shall pay the fees and expenses as mutually agreed upon by both parties.

C. Representations and Warrantees of Price Associates

Price Associates represents and warrants to the Fund that:

1. It is a corporation duly organized and existing in good standing under the laws of Maryland.

2. It is duly qualified to carry on its business in Maryland.

3. It is empowered under applicable laws and by its charter and By-Laws to enter into and perform this Agreement.

4. All requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement.

5. It has, and will continue to have, access to the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement.

D. Representations and Warranties of the Fund

The Fund represents and warrants to Price Associates that:

1. It is a corporation or business trust, as the case may be, duly organized and existing and in good standing under the laws of Maryland or Massachusetts, as the case may be.

2. It is empowered under applicable laws and by its Articles of Incorporation or Declaration of Trust, as the case may be, and By-Laws and all required proceedings have been taken to authorize it to enter into and perform this Agreement.

E. Ownership of Software and Related Material

All computer programs, magnetic tapes, written procedures, and similar items purchased and/or developed and used by Price Associates in performance of this Agreement shall be the property of Price Associates and will not become the property of the Funds.

F. Quality Service Standards

Price Associates and the Fund may, from time to time, agree to certain quality service standards, with respect to Price Associates’ services hereunder.

G. Standard of Care/Indemnification

Notwithstanding anything to the contrary in this Agreement:

1. Where an NAV error results in loss or dilution to a Fund of less than $10,000, the determination of liability for the error will be made by Price Associates. Where an NAV error results in loss or dilution to a Fund of $10,000 or more but less than $100,000, liability for the error will be resolved through negotiations between Fund Counsel and Price Associates. Where an NAV error results in loss or dilution to a Fund of the lesser of 1/2 of 1% of NAV or $100,000 or more, the error will be reported to the Board as soon as reasonably practicable (unless the Fund is fully compensated for the loss or dilution), and final settlement with respect to such error will not be made until approved by the Board. For Funds with more than one class, the amount of loss or dilution resulting from an NAV error shall be determined for each class; provided, however, that for purposes of determining Price Associates’ liability for reimbursement of loss or dilution to any class, gains in one class may be used to offset losses or dilution in another class of the same Fund where the NAV errors resulted from the same act or omission. Any net gain remaining after offsetting a loss in one or more classes, as well as aggregate gains when the gain realized by any one class is one full cent or more per share, will be allocated ratably to all of the classes in the affected Fund. A summary of all NAV errors and their effect on the Funds will be reported to the Funds’ Audit Committee on an annual basis. In determining the liability of Price Associates for an NAV error, an error or omission will not be deemed to constitute negligence when it is determined that:

• Price Associates had in place “appropriate procedures and an adequate system of internal controls;”

• the employee(s) responsible for the error or omission had been reasonably trained and was being appropriately monitored; and

• no evidence or circumstances have been produced to indicate that the individual who committed the error or omission was functioning in bad faith, with gross negligence or willful misconduct at the time of the incident.

It is understood that Price Associates is not obligated to have in place separate procedures to prevent each and every conceivable type of error or omission. The term “appropriate procedures and adequate system of internal controls” shall mean procedures and controls reasonably designed to prevent and detect errors and omissions. In determining the reasonableness of such procedures and controls, weight will be given to such factors as are appropriate, including the prior occurrence of any similar errors or omissions when such procedures and controls were in place and fund accounting industry standards in place at the time of the error.

2. The Fund shall indemnify and hold Price Associates harmless from and against all losses, costs, damages, claims, actions, and expenses, including reasonable expenses for legal counsel, incurred by Price Associates resulting from: (i) any action or omission by Price Associates or its agents or subcontractors in the performance of their duties hereunder; (ii) Price Associates acting upon instructions believed by it to have been executed by a duly authorized officer of the Fund; or (iii) Price Associates acting upon information provided by the Fund in form and under policies agreed to by Price Associates and the Fund. Price Associates shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or willful misconduct of Price Associates or where Price Associates has not exercised reasonable care in selecting or monitoring the performance of its agents or subcontractors.

3.  Price Associates shall indemnify and hold harmless the Fund from all losses, costs, damages, claims, actions and expenses, including reasonable expenses for legal counsel, incurred by the Fund resulting from the negligence or willful misconduct of Price Associates or which result from Price Associates’ failure to exercise reasonable care in selecting or monitoring the performance of its agents or subcontractors. The Fund shall not be entitled to such indemnification with respect to actions or omissions constituting negligence or willful misconduct of such Fund or its agents or subcontractors; unless such negligence or misconduct is attributable to Price Associates.

4. In the event either party is unable to perform its obligations under the terms of this Agreement because of acts of God, strikes or other causes reasonably beyond its control, such party shall not be liable to the other party for any loss, cost, damage, claim, action or expense resulting from such failure to perform or otherwise from such causes.

5. In order that the indemnification provisions contained in this Article G shall apply, upon the assertion of a claim for which either party may be required to indemnify the other, the party seeking indemnification shall promptly notify the other party of such assertion, and shall keep the other party advised with respect to all developments concerning such claim. The party who may be required to indemnify shall have the option to participate with the party seeking indemnification in the defense of such claim, or to defend against said claim in its own name or in the name of the other party. The party seeking indemnification shall in no case confess any claim or make any compromise in any case in which the other party may be required to indemnify it except with the other party’s prior written consent.

6. Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

H. Dual Interests

It is understood that some person or persons may be directors, officers, or shareholders of both the Fund and Price Associates (including Price Associates’ affiliates), and that the existence of any such dual interest shall not affect the validity of this Agreement or of any transactions hereunder except as otherwise provided by a specific provision of applicable law.

I. Documentation

As requested by Price Associates, the Fund shall promptly furnish to Price Associates such documents as it may reasonably request and as are necessary for Price Associates to carry out its responsibilities hereunder.

J. Recordkeeping/Confidentiality

1. Price Associates shall keep records relating to the services to be performed hereunder, in the form and manner as it may deem advisable, provided that Price Associates shall keep all records in such form and in such manner as required by applicable law, including the Investment Company Act of 1940 (“the ‘40 Act”) and the Securities Exchange Act of 1934 (“the ‘34 Act”).

2. Price Associates and the Fund agree that all books, records, information and data pertaining to the business of the other party which are exchanged or received pursuant to the negotiation or the carrying out of this Agreement shall remain confidential, and shall not be voluntarily disclosed to any other person, except: (a) after prior notification to and approval in writing by the other party hereto, which approval shall not be unreasonably withheld and may not be withheld where Price Associates or Fund may be exposed to civil or criminal contempt proceedings for failure to comply; (b) when requested to divulge such information by duly constituted governmental authorities; or (c) after so requested by the other party hereto.

K. Compliance with Governmental Rules and Regulations

Except as otherwise provided in the Agreement and except for the accuracy of information furnished to the Funds by Price Associates, each Fund assumes full responsibility for the preparation, contents and distribution of its prospectuses, and for complying with all applicable requirements of the Act, the ‘34 Act, the Securities Act of 1933 (“the ‘33 Act”), and any laws, rules and regulations of governmental authorities having jurisdiction over the Funds.

L. Term and Termination of Agreement

1. This Agreement shall run for a period of one (1) year from the date first written above and will be renewed from year to year thereafter unless terminated by either party as provided hereunder.

2. This Agreement may be terminated by the Fund upon sixty (60) days’ written notice to Price Associates; and by Price Associates, upon three hundred sixty-five (365) days’ written notice to the Fund unless a shorter termination period is mutually agreed upon by the parties.

3. Upon termination hereof, the Fund shall pay to Price Associates such compensation as may be due as of the date of such termination, and shall likewise reimburse for out-of-pocket expenses related to its services hereunder.

M. Notice

Any notice as required by this Agreement shall be sufficiently given (i) when sent to an authorized person of the other party at the address of such party set forth above or at such other address as such party may from time to time specify in writing to the other party; or (ii) as otherwise agreed upon by appropriate officers of the parties hereto.

N. Assignment

Neither this Agreement nor any rights or obligations hereunder may be assigned either voluntarily or involuntarily, by operation of law or otherwise, by either party without the prior written consent of the other party, provided this shall not preclude Price Associates from employing such agents and subcontractors as it deems appropriate to carry out its obligations set forth hereunder.

O. Amendment/Interpretive Provisions

The parties by mutual written agreement may amend this Agreement at any time. In addition, in connection with the operation of this Agreement, Price Associates and the Fund may agree from time to time on such provisions interpretive of or in addition to the provisions of this Agreement as may in their joint opinion be consistent with the general tenor of this Agreement. Any such interpretive or additional provisions are to be signed by all parties and annexed hereto, but no such provision shall contravene any applicable Federal or state law or regulation and no such interpretive or additional provision shall be deemed to be an amendment of this Agreement.

P. Further Assurances

Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

Q. Maryland Law to Apply

This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of Maryland.

R. Merger of Agreement

This Agreement, including the attached Appendix and Schedule supersedes any prior agreement with respect to the subject hereof, whether oral or written.

S. Counterparts

This Agreement may be executed by the parties hereto on any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instruments.

T. The Parties

All references herein to "the Fund" are to each of the Funds listed on Appendix A individually or any class thereof, as if this Agreement were between such individual Fund and Price Associates. In the case of a series Fund or trust or a separate class of shares, all references to “the Fund” are to the individual series, portfolio or class of such Fund or trust, or to such Fund or trust on behalf of the individual series, portfolio or class, as appropriate. The “Fund” also includes any T. Rowe Price Funds that may be established after the execution of this Agreement. Any reference in this Agreement to “the parties” shall mean Price Associates and such other individual Fund as to which the matter pertains.

U. Directors, Trustees and Shareholders and Massachusetts Business Trust

It is understood and is expressly stipulated that neither the holders of shares in the Fund nor any Directors or Trustees of the Fund shall be personally liable hereunder.

With respect to any Fund which is a party to this Agreement and which is organized as a Massachusetts business trust, the term “Fund” means and refers to the trustees from time to time serving under the applicable trust agreement (Declaration of Trust) of such Trust as the same may be amended from time to time. It is expressly agreed that the obligations of any such Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement has been authorized by the trustees and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Trust as provided in its Declaration of Trust.

V. Captions

The captions in the Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their names and on their behalf under their seals by and through their duly authorized officers.

T. ROWE PRICE ASSOCIATES, INC	T. ROWE PRICE FUNDS
By: /s/ William W. Strickland Name: William W. Strickland Title: Vice President	/s/ Gregory K. Hinkle Name: Gregory K. Hinkle Title: Treasurer

APPENDIX A

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. Rowe Price Blue Chip Growth Fund—Advisor Class

T. Rowe Price Blue Chip Growth Fund—R Class

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST

California Tax-Free Bond Fund

California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. Rowe Price Capital Appreciation Fund—Advisor Class

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. Rowe Price Capital Opportunity Fund—Advisor Class

T. Rowe Price Capital Opportunity Fund—R Class

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. Rowe Price Dividend Growth Fund—Advisor Class

T. ROWE PRICE EQUITY INCOME FUND

T. Rowe Price Equity Income Fund—Advisor Class

T. Rowe Price Equity Income Fund—R Class

T. ROWE PRICE EQUITY SERIES, INC.

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Blue Chip Growth Portfolio—II

T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Income Portfolio—II

T. Rowe Price Equity Index 500 Portfolio

T. Rowe Price Health Sciences Portfolio

T. Rowe Price Health Sciences Portfolio—II

T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price Mid-Cap Growth Portfolio—II

T. Rowe Price New America Growth Portfolio

T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. Rowe Price Limited-Term Bond Portfolio

T. Rowe Price Limited-Term Bond Portfolio—II

T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE FLOATING RATE FUND, INC

T. Rowe Price Floating Rate Fund—Advisor Class

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. Rowe Price Global Allocation Fund—Advisor Class

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. Rowe Price Global Real Estate Fund—Advisor Class

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. Rowe Price Growth Stock Fund—Advisor Class

T. Rowe Price Growth Stock Fund—R Class

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. Rowe Price High Yield Fund—Advisor Class

T. ROWE PRICE INDEX TRUST, INC.

T. Rowe Price Equity Index 500 Fund

T. Rowe Price Extended Equity Market Index Fund

T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.

T. Rowe Price Institutional Large-Cap Core Growth Fund

T. Rowe Price Institutional Large-Cap Growth Fund

T. Rowe Price Institutional Large-Cap Value Fund

T. Rowe Price Institutional Mid-Cap Equity Growth Fund

T. Rowe Price Institutional Small-Cap Stock Fund

T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.

T. Rowe Price Institutional Core Plus Fund

T. Rowe Price Institutional Core Plus Fund—F Class

T. Rowe Price Institutional Floating Rate Fund

T. Rowe Price Institutional Floating Rate Fund—F Class

T. Rowe Price Institutional Global Multi-Sector Bond Fund

T. Rowe Price Institutional High Yield Fund

T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.

T. Rowe Price Institutional Africa & Middle East Fund

T. Rowe Price Institutional Concentrated International Equity Fund

T. Rowe Price Institutional Emerging Markets Bond Fund

T. Rowe Price Institutional Emerging Markets Equity Fund

T. Rowe Price Institutional Global Focused Growth Equity Fund

T. Rowe Price Institutional Global Growth Equity Fund

T. Rowe Price Institutional Global Value Equity Fund

T. Rowe Price Institutional International Bond Fund

T. Rowe Price Institutional International Core Equity Fund

T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. Rowe Price Africa & Middle East Fund

T. Rowe Price Emerging Europe Fund

T. Rowe Price Emerging Markets Bond Fund

T. Rowe Price Emerging Markets Corporate Bond Fund

T. Rowe Price Emerging Markets Corporate Bond Fund—Advisor Class

T. Rowe Price Emerging Market Local Currency Bond Fund

T. Rowe Price Emerging Market Local Currency Bond Fund—Advisor Class

T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price European Stock Fund

T. Rowe Price Global Growth Stock Fund

T. Rowe Price Global Growth Stock—Advisor Class

T. Rowe Price Global Industrials Fund

T. Rowe Price Global Infrastructure Fund

T. Rowe Price Global Infrastructure Fund—Advisor Class

T. Rowe Price Global Stock Fund

T. Rowe Price Global Stock Fund—Advisor Class

T. Rowe Price International Bond Fund

T. Rowe Price International Bond Fund—Advisor Class

T. Rowe Price International Discovery Fund

T. Rowe Price International Growth & Income Fund

T. Rowe Price International Growth & Income Fund—Advisor Class

T. Rowe Price International Growth & Income Fund—R Class

T. Rowe Price International Stock Fund

T. Rowe Price International Stock Fund—Advisor Class

T. Rowe Price International Stock Fund—R Class

T. Rowe Price Japan Fund

T. Rowe Price Latin America Fund

T. Rowe Price New Asia Fund

T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. Rowe Price Mid-Cap Growth Fund—Advisor Class

T. Rowe Price Mid-Cap Growth Fund—R Class

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. Rowe Price Mid-Cap Value Fund—Advisor Class

T. Rowe Price Mid-Cap Value Fund—R Class

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.

T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio

T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio

T. Rowe Price Floating Rate Multi-Sector Account Portfolio

T. Rowe Price High Yield Multi-Sector Account Portfolio

T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio

T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. Rowe Price New America Growth Fund—Advisor Class

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUND, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. Rowe Price New Income Fund—Advisor Class

T. Rowe Price New Income Fund—R Class

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.

T. Rowe Price Personal Strategy Balanced Fund

T. Rowe Price Personal Strategy Growth Fund

T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. Rowe Price Real Estate Fund—Advisor Class

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.

T. Rowe Price Government Reserve Investment Fund

T. Rowe Price Reserve Investment Fund

T. Rowe Price Short-Term Government Reserve Fund

T. Rowe Price Short-Term Reserve Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.

T. Rowe Price Retirement 2005 Fund

T. Rowe Price Retirement 2005 Fund—Advisor Class

T. Rowe Price Retirement 2005 Fund—R Class

T. Rowe Price Retirement 2010 Fund

T. Rowe Price Retirement 2010 Fund—Advisor Class

T. Rowe Price Retirement 2010 Fund—R Class

T. Rowe Price Retirement 2015 Fund

T. Rowe Price Retirement 2015 Fund—Advisor Class

T. Rowe Price Retirement 2015 Fund—R Class

T. Rowe Price Retirement 2020 Fund

T. Rowe Price Retirement 2020 Fund—Advisor Class

T. Rowe Price Retirement 2020 Fund—R Class

T. Rowe Price Retirement 2025 Fund

T. Rowe Price Retirement 2025 Fund—Advisor Class

T. Rowe Price Retirement 2025 Fund—R Class

T. Rowe Price Retirement 2030 Fund

T. Rowe Price Retirement 2030 Fund—Advisor Class

T. Rowe Price Retirement 2030 Fund—R Class

T. Rowe Price Retirement 2035 Fund

T. Rowe Price Retirement 2035 Fund—Advisor Class

T. Rowe Price Retirement 2035 Fund—R Class

T. Rowe Price Retirement 2040 Fund

T. Rowe Price Retirement 2040 Fund—Advisor Class

T. Rowe Price Retirement 2040 Fund—R Class

T. Rowe Price Retirement 2045 Fund

T. Rowe Price Retirement 2045 Fund—Advisor Class

T. Rowe Price Retirement 2045 Fund—R Class

T. Rowe Price Retirement 2050 Fund

T. Rowe Price Retirement 2050 Fund—Advisor Class

T. Rowe Price Retirement 2050 Fund—R Class

T. Rowe Price Retirement 2055 Fund

T. Rowe Price Retirement 2055 Fund—Advisor Class

T. Rowe Price Retirement 2055 Fund—R Class

T. Rowe Price Retirement Income Fund

T. Rowe Price Retirement Income Fund—Advisor Class

T. Rowe Price Retirement Income Fund—R Class

T. Rowe Price Target Retirement 2005 Fund

T. Rowe Price Target Retirement 2005 Fund—Advisor Class

T. Rowe Price Target Retirement 2010 Fund

T. Rowe Price Target Retirement 2010 Fund—Advisor Class

T. Rowe Price Target Retirement 2015 Fund

T. Rowe Price Target Retirement 2015 Fund—Advisor Class

T. Rowe Price Target Retirement 2020 Fund

T. Rowe Price Target Retirement 2020 Fund—Advisor Class

T. Rowe Price Target Retirement 2025 Fund

T. Rowe Price Target Retirement 2025 Fund—Advisor Class

T. Rowe Price Target Retirement 2030 Fund

T. Rowe Price Target Retirement 2030 Fund—Advisor Class

T. Rowe Price Target Retirement 2035 Fund

T. Rowe Price Target Retirement 2035 Fund—Advisor Class

T. Rowe Price Target Retirement 2040 Fund

T. Rowe Price Target Retirement 2040 Fund—Advisor Class

T. Rowe Price Target Retirement 2045 Fund

T. Rowe Price Target Retirement 2045 Fund—Advisor Class

T. Rowe Price Target Retirement 2050 Fund

T. Rowe Price Target Retirement 2050 Fund—Advisor Class

T. Rowe Price Target Retirement 2055 Fund

T. Rowe Price Target Retirement 2055 Fund—Advisor Class

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. Rowe Price Science & Technology Fund—Advisor Class

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. Rowe Price Short-Term Bond Fund—Advisor Class

T. Rowe Price Ultra Short-Term Bond Fund

T. ROWE PRICE SMALL CAP STOCK FUND, INC

T. Rowe Price Small-Cap Stock Fund—Advisor Class

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. Rowe Price Small-Cap Value Fund—Advisor Class

T. ROWE PRICE SPECTRUM FUND, INC.

Spectrum Growth Fund

Spectrum Income Fund

Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST

Georgia Tax-Free Bond Fund

Maryland Short-Term Tax-Free Bond Fund

Maryland Tax-Free Bond Fund

Maryland Tax-Free Money Fund

New Jersey Tax-Free Bond Fund

New York Tax-Free Bond Fund

New York Tax-Free Money Fund

Virginia Tax-Free Bond Fund

T. ROWE PRICE STRATEGIC INCOME FUND, INC.

T. Rowe Price Strategic Income Fund—Advisor Class

T. ROWE PRICE SUMMIT FUNDS, INC.

T. Rowe Price Summit Cash Reserves Fund

T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. Rowe Price Summit Municipal Income Fund

T. Rowe Price Summit Municipal Income Fund—Advisor Class

T. Rowe Price Summit Municipal Intermediate Fund

T. Rowe Price Summit Municipal Intermediate Fund—Advisor Class

T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. Rowe Price Tax-Free High Yield Fund—Advisor Class

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. Rowe Price Tax-Free Income Fund—Advisor Class

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. Rowe Price Tax-Free Short-Intermediate Fund—Advisor Class

T. Rowe Price Tax-Free Ultra Short-Term Bond Fund

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. Rowe Price U.S. Large-Cap Core Fund—Advisor Class

T. ROWE PRICE U.S. TREASURY FUNDS, INC.

U.S. Treasury Intermediate Fund

U.S. Treasury Long-Term Fund

U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

T. Rowe Price Value Fund—Advisor Class

AMENDMENT NO. 1

AGREEMENT

between

T. ROWE PRICE ASSOCIATES, INC.

and

THE T. ROWE PRICE FUNDS

for

FUND ACCOUNTING SERVICES

The Agreement for Fund Accounting Services of January 1, 2014, between T. Rowe Price Associates, Inc., and each of the Parties listed on Appendix A thereto is hereby amended, as of February 4, 2014 by adding thereto T. Rowe Price Credit Opportunities Fund, Inc. and T. Rowe Price Credit Opportunities Fund—Advisor Class, T. Rowe Price Institutional Income Funds, Inc. on behalf of T. Rowe Price Institutional Credit Opportunities Fund, and T. Rowe Price International Funds, Inc. on behalf of T. Rowe Price Asia Opportunities Fund and T. Rowe Price Asia Opportunities Fund—Advisor Class.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. Rowe Price Blue Chip Growth Fund—Advisor Class

T. Rowe Price Blue Chip Growth Fund—R Class

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST

California Tax-Free Bond Fund

California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. Rowe Price Capital Appreciation Fund—Advisor Class

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. Rowe Price Capital Opportunity Fund—Advisor Class

T. Rowe Price Capital Opportunity Fund—R Class

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.

T. Rowe Price Credit Opportunities Fund—Advisor Class

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. Rowe Price Dividend Growth Fund—Advisor Class

T. ROWE PRICE EQUITY INCOME FUND

T. Rowe Price Equity Income Fund—Advisor Class

T. Rowe Price Equity Income Fund—R Class

T. ROWE PRICE EQUITY SERIES, INC.

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Blue Chip Growth Portfolio—II

T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Income Portfolio—II

T. Rowe Price Equity Index 500 Portfolio

T. Rowe Price Health Sciences Portfolio

T. Rowe Price Health Sciences Portfolio—II

T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price Mid-Cap Growth Portfolio—II

T. Rowe Price New America Growth Portfolio

T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. Rowe Price Limited-Term Bond Portfolio

T. Rowe Price Limited-Term Bond Portfolio—II

T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE FLOATING RATE FUND, INC.

T. Rowe Price Floating Rate Fund—Advisor Class

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. Rowe Price Global Allocation Fund—Advisor Class

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. Rowe Price Global Real Estate Fund—Advisor Class

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. Rowe Price Growth Stock Fund—Advisor Class

T. Rowe Price Growth Stock Fund—R Class

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. Rowe Price High Yield Fund—Advisor Class

T. ROWE PRICE INDEX TRUST, INC.

T. Rowe Price Equity Index 500 Fund

T. Rowe Price Extended Equity Market Index Fund

T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.

T. Rowe Price Institutional Large-Cap Core Growth Fund

T. Rowe Price Institutional Large-Cap Growth Fund

T. Rowe Price Institutional Large-Cap Value Fund

T. Rowe Price Institutional Mid-Cap Equity Growth Fund

T. Rowe Price Institutional Small-Cap Stock Fund

T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.

T. Rowe Price Institutional Core Plus Fund

T. Rowe Price Institutional Core Plus Fund—F Class

T. Rowe Price Institutional Credit Opportunities Fund

T. Rowe Price Institutional Floating Rate Fund

T. Rowe Price Institutional Floating Rate Fund—F Class

T. Rowe Price Institutional Global Multi-Sector Bond Fund

T. Rowe Price Institutional High Yield Fund

T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.

T. Rowe Price Institutional Africa & Middle East Fund

T. Rowe Price Institutional Concentrated International Equity Fund

T. Rowe Price Institutional Emerging Markets Bond Fund

T. Rowe Price Institutional Emerging Markets Equity Fund

T. Rowe Price Institutional Global Focused Growth Equity Fund

T. Rowe Price Institutional Global Growth Equity Fund

T. Rowe Price Institutional Global Value Equity Fund

T. Rowe Price Institutional International Bond Fund

T. Rowe Price Institutional International Core Equity Fund

T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. Rowe Price Africa & Middle East Fund

T. Rowe Price Asia Opportunities Fund

T. Rowe Price Asia Opportunities Fund—Advisor Class

T. Rowe Price Emerging Europe Fund

T. Rowe Price Emerging Markets Bond Fund

T. Rowe Price Emerging Markets Corporate Bond Fund

T. Rowe Price Emerging Markets Corporate Bond Fund—Advisor Class

T. Rowe Price Emerging Markets Local Currency Bond Fund

T. Rowe Price Emerging Markets Local Currency Bond Fund—Advisor Class

T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price European Stock Fund

T. Rowe Price Global Growth Stock Fund

T. Rowe Price Global Growth Stock—Advisor Class

T. Rowe Price Global Industrials Fund

T. Rowe Price Global Infrastructure Fund

T. Rowe Price Global Infrastructure Fund—Advisor Class

T. Rowe Price Global Stock Fund

T. Rowe Price Global Stock Fund—Advisor Class

T. Rowe Price International Bond Fund

T. Rowe Price International Bond Fund—Advisor Class

T. Rowe Price International Discovery Fund

T. Rowe Price International Growth & Income Fund

T. Rowe Price International Growth & Income Fund—Advisor Class

T. Rowe Price International Growth & Income Fund—R Class

T. Rowe Price International Stock Fund

T. Rowe Price International Stock Fund—Advisor Class

T. Rowe Price International Stock Fund—R Class

T. Rowe Price Japan Fund

T. Rowe Price Latin America Fund

T. Rowe Price New Asia Fund

T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. Rowe Price Mid-Cap Growth Fund—Advisor Class

T. Rowe Price Mid-Cap Growth Fund—R Class

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. Rowe Price Mid-Cap Value Fund—Advisor Class

T. Rowe Price Mid-Cap Value Fund—R Class

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.

T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio

T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio

T. Rowe Price Floating Rate Multi-Sector Account Portfolio

T. Rowe Price High Yield Multi-Sector Account Portfolio

T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio

T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. Rowe Price New America Growth Fund—Advisor Class

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUND, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. Rowe Price New Income Fund—Advisor Class

T. Rowe Price New Income Fund—R Class

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.

T. Rowe Price Personal Strategy Balanced Fund

T. Rowe Price Personal Strategy Growth Fund

T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. Rowe Price Real Estate Fund—Advisor Class

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.

T. Rowe Price Reserve Investment Fund

T. Rowe Price Government Reserve Investment Fund

T. Rowe Price Short-Term Government Reserve Fund

T. Rowe Price Short-Term Reserve Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.

T. Rowe Price Retirement 2005 Fund

T. Rowe Price Retirement 2005 Fund—Advisor Class

T. Rowe Price Retirement 2005 Fund—R Class

T. Rowe Price Retirement 2010 Fund

T. Rowe Price Retirement 2010 Fund—Advisor Class

T. Rowe Price Retirement 2010 Fund—R Class

T. Rowe Price Retirement 2015 Fund

T. Rowe Price Retirement 2015 Fund—Advisor Class

T. Rowe Price Retirement 2015 Fund—R Class

T. Rowe Price Retirement 2020 Fund

T. Rowe Price Retirement 2020 Fund—Advisor Class

T. Rowe Price Retirement 2020 Fund—R Class

T. Rowe Price Retirement 2025 Fund

T. Rowe Price Retirement 2025 Fund—Advisor Class

T. Rowe Price Retirement 2025 Fund—R Class

T. Rowe Price Retirement 2030 Fund

T. Rowe Price Retirement 2030 Fund—Advisor Class

T. Rowe Price Retirement 2030 Fund—R Class

T. Rowe Price Retirement 2035 Fund

T. Rowe Price Retirement 2035 Fund—Advisor Class

T. Rowe Price Retirement 2035 Fund—R Class

T. Rowe Price Retirement 2040 Fund

T. Rowe Price Retirement 2040 Fund—Advisor Class

T. Rowe Price Retirement 2040 Fund—R Class

T. Rowe Price Retirement 2045 Fund

T. Rowe Price Retirement 2045 Fund—Advisor Class

T. Rowe Price Retirement 2045 Fund—R Class

T. Rowe Price Retirement 2050 Fund

T. Rowe Price Retirement 2050 Fund—Advisor Class

T. Rowe Price Retirement 2050 Fund—R Class

T. Rowe Price Retirement 2055 Fund

T. Rowe Price Retirement 2055 Fund—Advisor Class

T. Rowe Price Retirement 2055 Fund—R Class

T. Rowe Price Retirement Income Fund

T. Rowe Price Retirement Income Fund—Advisor Class

T. Rowe Price Retirement Income Fund—R Class

T. Rowe Price Target Retirement 2005 Fund

T. Rowe Price Target Retirement 2005 Fund—Advisor Class

T. Rowe Price Target Retirement 2010 Fund

T. Rowe Price Target Retirement 2010 Fund—Advisor Class

T. Rowe Price Target Retirement 2015 Fund

T. Rowe Price Target Retirement 2015 Fund—Advisor Class

T. Rowe Price Target Retirement 2020 Fund

T. Rowe Price Target Retirement 2020 Fund—Advisor Class

T. Rowe Price Target Retirement 2025 Fund

T. Rowe Price Target Retirement 2025 Fund—Advisor Class

T. Rowe Price Target Retirement 2030 Fund

T. Rowe Price Target Retirement 2030 Fund—Advisor Class

T. Rowe Price Target Retirement 2035 Fund

T. Rowe Price Target Retirement 2035 Fund—Advisor Class

T. Rowe Price Target Retirement 2040 Fund

T. Rowe Price Target Retirement 2040 Fund—Advisor Class

T. Rowe Price Target Retirement 2045 Fund

T. Rowe Price Target Retirement 2045 Fund—Advisor Class

T. Rowe Price Target Retirement 2050 Fund

T. Rowe Price Target Retirement 2050 Fund—Advisor Class

T. Rowe Price Target Retirement 2055 Fund

T. Rowe Price Target Retirement 2055 Fund—Advisor Class

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. Rowe Price Science & Technology Fund—Advisor Class

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. Rowe Price Short-Term Bond Fund—Advisor Class

T. Rowe Price Ultra Short-Term Bond Fund

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. Rowe Price Small-Cap Stock Fund—Advisor Class

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. Rowe Price Small-Cap Value Fund—Advisor Class

T. ROWE PRICE SPECTRUM FUND, INC.

Spectrum Growth Fund

Spectrum Income Fund

Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST

Georgia Tax-Free Bond Fund

Maryland Short-Term Tax-Free Bond Fund

Maryland Tax-Free Bond Fund

Maryland Tax-Free Money Fund

New Jersey Tax-Free Bond Fund

New York Tax-Free Bond Fund

New York Tax-Free Money Fund

Virginia Tax-Free Bond Fund

T. ROWE PRICE STRATEGIC INCOME FUND, INC.

T. Rowe Price Strategic Income Fund—Advisor Class

T. ROWE PRICE SUMMIT FUNDS, INC.

T. Rowe Price Summit Cash Reserves Fund

T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. Rowe Price Summit Municipal Income Fund

T. Rowe Price Summit Municipal Income Fund—Advisor Class

T. Rowe Price Summit Municipal Intermediate Fund

T. Rowe Price Summit Municipal Intermediate Fund—Advisor Class

T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. Rowe Price Tax-Free High Yield Fund—Advisor Class

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. Rowe Price Tax-Free Income Fund—Advisor Class

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. Rowe Price Tax-Free Short-Intermediate Fund—Advisor Class

T. Rowe Price Tax-Free Ultra Short-Term Bond Fund

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. Rowe Price U.S. Large-Cap Core Fund—Advisor Class

T. ROWE PRICE U.S. TREASURY FUNDS, INC.

U.S. Treasury Intermediate Fund

U.S. Treasury Long-Term Fund

U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

T. Rowe Price Value Fund—Advisor Class

Attest:
/s/Patricia B. Lippert _____________________________ Patricia B. Lippert Secretary	/s/Gregory K. Hinkle _____________________________ Gregory K. Hinkle Treasurer

Attest:	T. ROWE PRICE ASSOCIATES, INC.
/s/David Oestreicher _____________________________ David Oestreicher Secretary	/s/Darrell N. Braman _____________________________ Darrell N. Braman Vice President

AMENDMENT NO. 2

AGREEMENT

between

T. ROWE PRICE ASSOCIATES, INC.

and

THE T. ROWE PRICE FUNDS

for

FUND ACCOUNTING SERVICES

The Agreement for Fund Accounting Services of January 1, 2014, between T. Rowe Price Associates, Inc., and each of the Parties listed on Appendix A thereto is hereby amended, as of February 4, 2014, and April 29, 2014, by adding thereto T. Rowe Price Institutional International Funds, Inc. on behalf of T. Rowe Price Institutional Frontier Markets Equity Fund; T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc. and T. Rowe Price Intermediate Tax-Free High Yield Fund—Advisor Class; T. Rowe Price International Funds, Inc. on behalf of T. Rowe Price International Concentrated Equity Fund and T. Rowe Price International Concentrated Equity Fund—Advisor Class; and T. Rowe Price Retirement Funds, Inc. on behalf of T. Rowe Price Retirement 2060 Fund, T. Rowe Price Retirement 2060 Fund—Advisor Class, T. Rowe Price Retirement 2060 Fund—R Class, T. Rowe Price Target Retirement 2060 Fund, and T. Rowe Price Target Retirement 2060 Fund—Advisor Class.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. Rowe Price Blue Chip Growth Fund—Advisor Class

T. Rowe Price Blue Chip Growth Fund—R Class

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST

California Tax-Free Bond Fund

California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. Rowe Price Capital Appreciation Fund—Advisor Class

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. Rowe Price Capital Opportunity Fund—Advisor Class

T. Rowe Price Capital Opportunity Fund—R Class

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.

T. Rowe Price Credit Opportunities Fund—Advisor Class

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. Rowe Price Dividend Growth Fund—Advisor Class

T. ROWE PRICE EQUITY INCOME FUND

T. Rowe Price Equity Income Fund—Advisor Class

T. Rowe Price Equity Income Fund—R Class

T. ROWE PRICE EQUITY SERIES, INC.

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Blue Chip Growth Portfolio—II

T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Income Portfolio—II

T. Rowe Price Equity Index 500 Portfolio

T. Rowe Price Health Sciences Portfolio

T. Rowe Price Health Sciences Portfolio—II

T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price Mid-Cap Growth Portfolio—II

T. Rowe Price New America Growth Portfolio

T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. Rowe Price Limited-Term Bond Portfolio

T. Rowe Price Limited-Term Bond Portfolio—II

T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE FLOATING RATE FUND, INC.

T. Rowe Price Floating Rate Fund—Advisor Class

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. Rowe Price Global Allocation Fund—Advisor Class

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. Rowe Price Global Real Estate Fund—Advisor Class

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. Rowe Price Growth Stock Fund—Advisor Class

T. Rowe Price Growth Stock Fund—R Class

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. Rowe Price High Yield Fund—Advisor Class

T. ROWE PRICE INDEX TRUST, INC.

T. Rowe Price Equity Index 500 Fund

T. Rowe Price Extended Equity Market Index Fund

T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.

T. Rowe Price Institutional Large-Cap Core Growth Fund

T. Rowe Price Institutional Large-Cap Growth Fund

T. Rowe Price Institutional Large-Cap Value Fund

T. Rowe Price Institutional Mid-Cap Equity Growth Fund

T. Rowe Price Institutional Small-Cap Stock Fund

T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.

T. Rowe Price Institutional Core Plus Fund

T. Rowe Price Institutional Core Plus Fund—F Class

T. Rowe Price Institutional Credit Opportunities Fund

T. Rowe Price Institutional Floating Rate Fund

T. Rowe Price Institutional Floating Rate Fund—F Class

T. Rowe Price Institutional Global Multi-Sector Bond Fund

T. Rowe Price Institutional High Yield Fund

T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.

T. Rowe Price Institutional Africa & Middle East Fund

T. Rowe Price Institutional Concentrated International Equity Fund

T. Rowe Price Institutional Emerging Markets Bond Fund

T. Rowe Price Institutional Emerging Markets Equity Fund

T. Rowe Price Institutional Frontier Markets Equity Fund

T. Rowe Price Institutional Global Focused Growth Equity Fund

T. Rowe Price Institutional Global Growth Equity Fund

T. Rowe Price Institutional Global Value Equity Fund

T. Rowe Price Institutional International Bond Fund

T. Rowe Price Institutional International Core Equity Fund

T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND, INC.

T. Rowe Price Intermediate Tax-Free High Yield Fund—Advisor Class

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. Rowe Price Africa & Middle East Fund

T. Rowe Price Asia Opportunities Fund

T. Rowe Price Asia Opportunities Fund—Advisor Class

T. Rowe Price Emerging Europe Fund

T. Rowe Price Emerging Markets Bond Fund

T. Rowe Price Emerging Markets Corporate Bond Fund

T. Rowe Price Emerging Markets Corporate Bond Fund—Advisor Class

T. Rowe Price Emerging Markets Local Currency Bond Fund

T. Rowe Price Emerging Markets Local Currency Bond Fund—Advisor Class

T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price European Stock Fund

T. Rowe Price Global Growth Stock Fund

T. Rowe Price Global Growth Stock—Advisor Class

T. Rowe Price Global Industrials Fund

T. Rowe Price Global Infrastructure Fund

T. Rowe Price Global Infrastructure Fund—Advisor Class

T. Rowe Price Global Stock Fund

T. Rowe Price Global Stock Fund—Advisor Class

T. Rowe Price International Bond Fund

T. Rowe Price International Bond Fund—Advisor Class

T. Rowe Price International Concentrated Equity Fund

T. Rowe Price International Concentrated Equity Fund—Advisor Class

T. Rowe Price International Discovery Fund

T. Rowe Price International Growth & Income Fund

T. Rowe Price International Growth & Income Fund—Advisor Class

T. Rowe Price International Growth & Income Fund—R Class

T. Rowe Price International Stock Fund

T. Rowe Price International Stock Fund—Advisor Class

T. Rowe Price International Stock Fund—R Class

T. Rowe Price Japan Fund

T. Rowe Price Latin America Fund

T. Rowe Price New Asia Fund

T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. Rowe Price Mid-Cap Growth Fund—Advisor Class

T. Rowe Price Mid-Cap Growth Fund—R Class

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. Rowe Price Mid-Cap Value Fund—Advisor Class

T. Rowe Price Mid-Cap Value Fund—R Class

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.

T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio

T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio

T. Rowe Price Floating Rate Multi-Sector Account Portfolio

T. Rowe Price High Yield Multi-Sector Account Portfolio

T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio

T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. Rowe Price New America Growth Fund—Advisor Class

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUND, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. Rowe Price New Income Fund—Advisor Class

T. Rowe Price New Income Fund—R Class

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.

T. Rowe Price Personal Strategy Balanced Fund

T. Rowe Price Personal Strategy Growth Fund

T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. Rowe Price Real Estate Fund—Advisor Class

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.

T. Rowe Price Reserve Investment Fund

T. Rowe Price Government Reserve Investment Fund

T. Rowe Price Short-Term Government Reserve Fund

T. Rowe Price Short-Term Reserve Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.

T. Rowe Price Retirement 2005 Fund

T. Rowe Price Retirement 2005 Fund—Advisor Class

T. Rowe Price Retirement 2005 Fund—R Class

T. Rowe Price Retirement 2010 Fund

T. Rowe Price Retirement 2010 Fund—Advisor Class

T. Rowe Price Retirement 2010 Fund—R Class

T. Rowe Price Retirement 2015 Fund

T. Rowe Price Retirement 2015 Fund—Advisor Class

T. Rowe Price Retirement 2015 Fund—R Class

T. Rowe Price Retirement 2020 Fund

T. Rowe Price Retirement 2020 Fund—Advisor Class

T. Rowe Price Retirement 2020 Fund—R Class

T. Rowe Price Retirement 2025 Fund

T. Rowe Price Retirement 2025 Fund—Advisor Class

T. Rowe Price Retirement 2025 Fund—R Class

T. Rowe Price Retirement 2030 Fund

T. Rowe Price Retirement 2030 Fund—Advisor Class

T. Rowe Price Retirement 2030 Fund—R Class

T. Rowe Price Retirement 2035 Fund

T. Rowe Price Retirement 2035 Fund—Advisor Class

T. Rowe Price Retirement 2035 Fund—R Class

T. Rowe Price Retirement 2040 Fund

T. Rowe Price Retirement 2040 Fund—Advisor Class

T. Rowe Price Retirement 2040 Fund—R Class

T. Rowe Price Retirement 2045 Fund

T. Rowe Price Retirement 2045 Fund—Advisor Class

T. Rowe Price Retirement 2045 Fund—R Class

T. Rowe Price Retirement 2050 Fund

T. Rowe Price Retirement 2050 Fund—Advisor Class

T. Rowe Price Retirement 2050 Fund—R Class

T. Rowe Price Retirement 2055 Fund

T. Rowe Price Retirement 2055 Fund—Advisor Class

T. Rowe Price Retirement 2055 Fund—R Class

T. Rowe Price Retirement 2060 Fund

T. Rowe Price Retirement 2060 Fund—Advisor Class

T. Rowe Price Retirement 2060 Fund—R Class

T. Rowe Price Retirement Income Fund

T. Rowe Price Retirement Income Fund—Advisor Class

T. Rowe Price Retirement Income Fund—R Class

T. Rowe Price Target Retirement 2005 Fund

T. Rowe Price Target Retirement 2005 Fund—Advisor Class

T. Rowe Price Target Retirement 2010 Fund

T. Rowe Price Target Retirement 2010 Fund—Advisor Class

T. Rowe Price Target Retirement 2015 Fund

T. Rowe Price Target Retirement 2015 Fund—Advisor Class

T. Rowe Price Target Retirement 2020 Fund

T. Rowe Price Target Retirement 2020 Fund—Advisor Class

T. Rowe Price Target Retirement 2025 Fund

T. Rowe Price Target Retirement 2025 Fund—Advisor Class

T. Rowe Price Target Retirement 2030 Fund

T. Rowe Price Target Retirement 2030 Fund—Advisor Class

T. Rowe Price Target Retirement 2035 Fund

T. Rowe Price Target Retirement 2035 Fund—Advisor Class

T. Rowe Price Target Retirement 2040 Fund

T. Rowe Price Target Retirement 2040 Fund—Advisor Class

T. Rowe Price Target Retirement 2045 Fund

T. Rowe Price Target Retirement 2045 Fund—Advisor Class

T. Rowe Price Target Retirement 2050 Fund

T. Rowe Price Target Retirement 2050 Fund—Advisor Class

T. Rowe Price Target Retirement 2055 Fund

T. Rowe Price Target Retirement 2055 Fund—Advisor Class

T. Rowe Price Target Retirement 2060 Fund

T. Rowe Price Target Retirement 2060 Fund—Advisor Class

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. Rowe Price Science & Technology Fund—Advisor Class

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. Rowe Price Short-Term Bond Fund—Advisor Class

T. Rowe Price Ultra Short-Term Bond Fund

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. Rowe Price Small-Cap Stock Fund—Advisor Class

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. Rowe Price Small-Cap Value Fund—Advisor Class

T. ROWE PRICE SPECTRUM FUND, INC.

Spectrum Growth Fund

Spectrum Income Fund

Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST

Georgia Tax-Free Bond Fund

Maryland Short-Term Tax-Free Bond Fund

Maryland Tax-Free Bond Fund

Maryland Tax-Free Money Fund

New Jersey Tax-Free Bond Fund

New York Tax-Free Bond Fund

New York Tax-Free Money Fund

Virginia Tax-Free Bond Fund

T. ROWE PRICE STRATEGIC INCOME FUND, INC.

T. Rowe Price Strategic Income Fund—Advisor Class

T. ROWE PRICE SUMMIT FUNDS, INC.

T. Rowe Price Summit Cash Reserves Fund

T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. Rowe Price Summit Municipal Income Fund

T. Rowe Price Summit Municipal Income Fund—Advisor Class

T. Rowe Price Summit Municipal Intermediate Fund

T. Rowe Price Summit Municipal Intermediate Fund—Advisor Class

T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. Rowe Price Tax-Free High Yield Fund—Advisor Class

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. Rowe Price Tax-Free Income Fund—Advisor Class

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. Rowe Price Tax-Free Short-Intermediate Fund—Advisor Class

T. Rowe Price Tax-Free Ultra Short-Term Bond Fund

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. Rowe Price U.S. Large-Cap Core Fund—Advisor Class

T. ROWE PRICE U.S. TREASURY FUNDS, INC.

U.S. Treasury Intermediate Fund

U.S. Treasury Long-Term Fund

U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

T. Rowe Price Value Fund—Advisor Class

Attest:
/s/Patricia B. Lippert ______________________________ Patricia B. Lippert Secretary	/s/Gregory K. Hinkle ______________________________ Gregory K. Hinkle Treasurer

Attest:	T. ROWE PRICE ASSOCIATES, INC.
/s/David Oestreicher ______________________________ David Oestreicher Secretary	/s/Darrell N. Braman ______________________________ Darrell N. Braman Vice President

AMENDMENT NO. 3

AGREEMENT

between

T. ROWE PRICE ASSOCIATES, INC.

and

THE T. ROWE PRICE FUNDS

for

FUND ACCOUNTING SERVICES

The Agreement for Fund Accounting Services of January 1, 2014, between T. Rowe Price Associates, Inc., and each of the Parties listed on Appendix A thereto is hereby amended, as of February 4, 2014, April 29, 2014, and November 1, 2014, by changing the name of T. Rowe Price Institutional Concentrated International Equity Fund to the T. Rowe Price Institutional International Concentrated Equity Fund.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. Rowe Price Blue Chip Growth Fund—Advisor Class

T. Rowe Price Blue Chip Growth Fund—R Class

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST

California Tax-Free Bond Fund

California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. Rowe Price Capital Appreciation Fund—Advisor Class

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. Rowe Price Capital Opportunity Fund—Advisor Class

T. Rowe Price Capital Opportunity Fund—R Class

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.

T. Rowe Price Credit Opportunities Fund—Advisor Class

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. Rowe Price Dividend Growth Fund—Advisor Class

T. ROWE PRICE EQUITY INCOME FUND

T. Rowe Price Equity Income Fund—Advisor Class

T. Rowe Price Equity Income Fund—R Class

T. ROWE PRICE EQUITY SERIES, INC.

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Blue Chip Growth Portfolio—II

T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Income Portfolio—II

T. Rowe Price Equity Index 500 Portfolio

T. Rowe Price Health Sciences Portfolio

T. Rowe Price Health Sciences Portfolio—II

T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price Mid-Cap Growth Portfolio—II

T. Rowe Price New America Growth Portfolio

T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. Rowe Price Limited-Term Bond Portfolio

T. Rowe Price Limited-Term Bond Portfolio—II

T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE FLOATING RATE FUND, INC.

T. Rowe Price Floating Rate Fund—Advisor Class

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. Rowe Price Global Allocation Fund—Advisor Class

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. Rowe Price Global Real Estate Fund—Advisor Class

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. Rowe Price Growth Stock Fund—Advisor Class

T. Rowe Price Growth Stock Fund—R Class

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. Rowe Price High Yield Fund—Advisor Class

T. ROWE PRICE INDEX TRUST, INC.

T. Rowe Price Equity Index 500 Fund

T. Rowe Price Extended Equity Market Index Fund

T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.

T. Rowe Price Institutional Large-Cap Core Growth Fund

T. Rowe Price Institutional Large-Cap Growth Fund

T. Rowe Price Institutional Large-Cap Value Fund

T. Rowe Price Institutional Mid-Cap Equity Growth Fund

T. Rowe Price Institutional Small-Cap Stock Fund

T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.

T. Rowe Price Institutional Core Plus Fund

T. Rowe Price Institutional Core Plus Fund—F Class

T. Rowe Price Institutional Credit Opportunities Fund

T. Rowe Price Institutional Floating Rate Fund

T. Rowe Price Institutional Floating Rate Fund—F Class

T. Rowe Price Institutional Global Multi-Sector Bond Fund

T. Rowe Price Institutional High Yield Fund

T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.

T. Rowe Price Institutional Africa & Middle East Fund

T. Rowe Price Institutional Emerging Markets Bond Fund

T. Rowe Price Institutional Emerging Markets Equity Fund

T. Rowe Price Institutional Frontier Markets Equity Fund

T. Rowe Price Institutional Global Focused Growth Equity Fund

T. Rowe Price Institutional Global Growth Equity Fund

T. Rowe Price Institutional Global Value Equity Fund

T. Rowe Price Institutional International Bond Fund

T. Rowe Price Institutional International Concentrated Equity Fund

T. Rowe Price Institutional International Core Equity Fund

T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND, INC.

T. Rowe Price Intermediate Tax-Free High Yield Fund—Advisor Class

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. Rowe Price Africa & Middle East Fund

T. Rowe Price Asia Opportunities Fund

T. Rowe Price Asia Opportunities Fund—Advisor Class

T. Rowe Price Emerging Europe Fund

T. Rowe Price Emerging Markets Bond Fund

T. Rowe Price Emerging Markets Corporate Bond Fund

T. Rowe Price Emerging Markets Corporate Bond Fund—Advisor Class

T. Rowe Price Emerging Markets Local Currency Bond Fund

T. Rowe Price Emerging Markets Local Currency Bond Fund—Advisor Class

T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price European Stock Fund

T. Rowe Price Global Growth Stock Fund

T. Rowe Price Global Growth Stock—Advisor Class

T. Rowe Price Global Industrials Fund

T. Rowe Price Global Infrastructure Fund

T. Rowe Price Global Infrastructure Fund—Advisor Class

T. Rowe Price Global Stock Fund

T. Rowe Price Global Stock Fund—Advisor Class

T. Rowe Price International Bond Fund

T. Rowe Price International Bond Fund—Advisor Class

T. Rowe Price International Concentrated Equity Fund

T. Rowe Price International Concentrated Equity Fund—Advisor Class

T. Rowe Price International Discovery Fund

T. Rowe Price International Growth & Income Fund

T. Rowe Price International Growth & Income Fund—Advisor Class

T. Rowe Price International Growth & Income Fund—R Class

T. Rowe Price International Stock Fund

T. Rowe Price International Stock Fund—Advisor Class

T. Rowe Price International Stock Fund—R Class

T. Rowe Price Japan Fund

T. Rowe Price Latin America Fund

T. Rowe Price New Asia Fund

T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. Rowe Price Mid-Cap Growth Fund—Advisor Class

T. Rowe Price Mid-Cap Growth Fund—R Class

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. Rowe Price Mid-Cap Value Fund—Advisor Class

T. Rowe Price Mid-Cap Value Fund—R Class

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.

T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio

T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio

T. Rowe Price Floating Rate Multi-Sector Account Portfolio

T. Rowe Price High Yield Multi-Sector Account Portfolio

T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio

T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. Rowe Price New America Growth Fund—Advisor Class

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUND, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. Rowe Price New Income Fund—Advisor Class

T. Rowe Price New Income Fund—R Class

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.

T. Rowe Price Personal Strategy Balanced Fund

T. Rowe Price Personal Strategy Growth Fund

T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. Rowe Price Real Estate Fund—Advisor Class

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.

T. Rowe Price Reserve Investment Fund

T. Rowe Price Government Reserve Investment Fund

T. Rowe Price Short-Term Government Reserve Fund

T. Rowe Price Short-Term Reserve Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.

T. Rowe Price Retirement 2005 Fund

T. Rowe Price Retirement 2005 Fund—Advisor Class

T. Rowe Price Retirement 2005 Fund—R Class

T. Rowe Price Retirement 2010 Fund

T. Rowe Price Retirement 2010 Fund—Advisor Class

T. Rowe Price Retirement 2010 Fund—R Class

T. Rowe Price Retirement 2015 Fund

T. Rowe Price Retirement 2015 Fund—Advisor Class

T. Rowe Price Retirement 2015 Fund—R Class

T. Rowe Price Retirement 2020 Fund

T. Rowe Price Retirement 2020 Fund—Advisor Class

T. Rowe Price Retirement 2020 Fund—R Class

T. Rowe Price Retirement 2025 Fund

T. Rowe Price Retirement 2025 Fund—Advisor Class

T. Rowe Price Retirement 2025 Fund—R Class

T. Rowe Price Retirement 2030 Fund

T. Rowe Price Retirement 2030 Fund—Advisor Class

T. Rowe Price Retirement 2030 Fund—R Class

T. Rowe Price Retirement 2035 Fund

T. Rowe Price Retirement 2035 Fund—Advisor Class

T. Rowe Price Retirement 2035 Fund—R Class

T. Rowe Price Retirement 2040 Fund

T. Rowe Price Retirement 2040 Fund—Advisor Class

T. Rowe Price Retirement 2040 Fund—R Class

T. Rowe Price Retirement 2045 Fund

T. Rowe Price Retirement 2045 Fund—Advisor Class

T. Rowe Price Retirement 2045 Fund—R Class

T. Rowe Price Retirement 2050 Fund

T. Rowe Price Retirement 2050 Fund—Advisor Class

T. Rowe Price Retirement 2050 Fund—R Class

T. Rowe Price Retirement 2055 Fund

T. Rowe Price Retirement 2055 Fund—Advisor Class

T. Rowe Price Retirement 2055 Fund—R Class

T. Rowe Price Retirement 2060 Fund

T. Rowe Price Retirement 2060 Fund—Advisor Class

T. Rowe Price Retirement 2060 Fund—R Class

T. Rowe Price Retirement Income Fund

T. Rowe Price Retirement Income Fund—Advisor Class

T. Rowe Price Retirement Income Fund—R Class

T. Rowe Price Target Retirement 2005 Fund

T. Rowe Price Target Retirement 2005 Fund—Advisor Class

T. Rowe Price Target Retirement 2010 Fund

T. Rowe Price Target Retirement 2010 Fund—Advisor Class

T. Rowe Price Target Retirement 2015 Fund

T. Rowe Price Target Retirement 2015 Fund—Advisor Class

T. Rowe Price Target Retirement 2020 Fund

T. Rowe Price Target Retirement 2020 Fund—Advisor Class

T. Rowe Price Target Retirement 2025 Fund

T. Rowe Price Target Retirement 2025 Fund—Advisor Class

T. Rowe Price Target Retirement 2030 Fund

T. Rowe Price Target Retirement 2030 Fund—Advisor Class

T. Rowe Price Target Retirement 2035 Fund

T. Rowe Price Target Retirement 2035 Fund—Advisor Class

T. Rowe Price Target Retirement 2040 Fund

T. Rowe Price Target Retirement 2040 Fund—Advisor Class

T. Rowe Price Target Retirement 2045 Fund

T. Rowe Price Target Retirement 2045 Fund—Advisor Class

T. Rowe Price Target Retirement 2050 Fund

T. Rowe Price Target Retirement 2050 Fund—Advisor Class

T. Rowe Price Target Retirement 2055 Fund

T. Rowe Price Target Retirement 2055 Fund—Advisor Class

T. Rowe Price Target Retirement 2060 Fund

T. Rowe Price Target Retirement 2060 Fund—Advisor Class

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. Rowe Price Science & Technology Fund—Advisor Class

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. Rowe Price Short-Term Bond Fund—Advisor Class

T. Rowe Price Ultra Short-Term Bond Fund

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. Rowe Price Small-Cap Stock Fund—Advisor Class

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. Rowe Price Small-Cap Value Fund—Advisor Class

T. ROWE PRICE SPECTRUM FUND, INC.

Spectrum Growth Fund

Spectrum Income Fund

Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST

Georgia Tax-Free Bond Fund

Maryland Short-Term Tax-Free Bond Fund

Maryland Tax-Free Bond Fund

Maryland Tax-Free Money Fund

New Jersey Tax-Free Bond Fund

New York Tax-Free Bond Fund

New York Tax-Free Money Fund

Virginia Tax-Free Bond Fund

T. ROWE PRICE STRATEGIC INCOME FUND, INC.

T. Rowe Price Strategic Income Fund—Advisor Class

T. ROWE PRICE SUMMIT FUNDS, INC.

T. Rowe Price Summit Cash Reserves Fund

T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. Rowe Price Summit Municipal Income Fund

T. Rowe Price Summit Municipal Income Fund—Advisor Class

T. Rowe Price Summit Municipal Intermediate Fund

T. Rowe Price Summit Municipal Intermediate Fund—Advisor Class

T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. Rowe Price Tax-Free High Yield Fund—Advisor Class

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. Rowe Price Tax-Free Income Fund—Advisor Class

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. Rowe Price Tax-Free Short-Intermediate Fund—Advisor Class

T. Rowe Price Tax-Free Ultra Short-Term Bond Fund

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. Rowe Price U.S. Large-Cap Core Fund—Advisor Class

T. ROWE PRICE U.S. TREASURY FUNDS, INC.

U.S. Treasury Intermediate Fund

U.S. Treasury Long-Term Fund

U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

T. Rowe Price Value Fund—Advisor Class

Attest:
/s/Patricia B. Lippert ______________________________ Patricia B. Lippert Secretary	/s/Gregory K. Hinkle ______________________________ Gregory K. Hinkle Treasurer

Attest:	T. ROWE PRICE ASSOCIATES, INC.
/s/David Oestreicher ______________________________ David Oestreicher Secretary	/s/Darrell N. Braman ______________________________ Darrell N. Braman Vice President

AMENDMENT NO. 4

AGREEMENT

between

T. ROWE PRICE ASSOCIATES, INC.

and

THE T. ROWE PRICE FUNDS

for

FUND ACCOUNTING SERVICES

The Agreement for Fund Accounting Services of January 1, 2014, between T. Rowe Price Associates, Inc., and each of the Parties listed on Appendix A thereto is hereby amended, as of February 4, 2014, April 29, 2014, November 1, 2014 and December 29, 2014, by changing the names of T. Rowe Price Retirement Income Fund to the T. Rowe Price Retirement Balanced Fund, T. Rowe Price Retirement Income Fund—Advisor Class to T. Rowe Price Retirement Balanced Fund—Advisor Class, and T. Rowe Price Retirement Income Fund—R Class to T. Rowe Price Retirement Balanced Fund—R Class on behalf of T. Rowe Price Retirement Funds, Inc.; by removing T. Rowe Price Global Infrastructure Fund and T. Rowe Price Global Infrastructure Fund—Advisor Class on behalf of T. Rowe Price International Funds, Inc.; and by removing T. Rowe Price Summit GNMA Fund on behalf of T. Rowe Price Summit Funds, Inc.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. Rowe Price Blue Chip Growth Fund—Advisor Class

T. Rowe Price Blue Chip Growth Fund—R Class

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST

California Tax-Free Bond Fund

California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. Rowe Price Capital Appreciation Fund—Advisor Class

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. Rowe Price Capital Opportunity Fund—Advisor Class

T. Rowe Price Capital Opportunity Fund—R Class

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.

T. Rowe Price Credit Opportunities Fund—Advisor Class

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. Rowe Price Dividend Growth Fund—Advisor Class

T. ROWE PRICE EQUITY INCOME FUND

T. Rowe Price Equity Income Fund—Advisor Class

T. Rowe Price Equity Income Fund—R Class

T. ROWE PRICE EQUITY SERIES, INC.

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Blue Chip Growth Portfolio—II

T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Income Portfolio—II

T. Rowe Price Equity Index 500 Portfolio

T. Rowe Price Health Sciences Portfolio

T. Rowe Price Health Sciences Portfolio—II

T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price Mid-Cap Growth Portfolio—II

T. Rowe Price New America Growth Portfolio

T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. Rowe Price Limited-Term Bond Portfolio

T. Rowe Price Limited-Term Bond Portfolio—II

T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE FLOATING RATE FUND, INC.

T. Rowe Price Floating Rate Fund—Advisor Class

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. Rowe Price Global Allocation Fund—Advisor Class

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. Rowe Price Global Real Estate Fund—Advisor Class

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. Rowe Price Growth Stock Fund—Advisor Class

T. Rowe Price Growth Stock Fund—R Class

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. Rowe Price High Yield Fund—Advisor Class

T. ROWE PRICE INDEX TRUST, INC.

T. Rowe Price Equity Index 500 Fund

T. Rowe Price Extended Equity Market Index Fund

T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.

T. Rowe Price Institutional Large-Cap Core Growth Fund

T. Rowe Price Institutional Large-Cap Growth Fund

T. Rowe Price Institutional Large-Cap Value Fund

T. Rowe Price Institutional Mid-Cap Equity Growth Fund

T. Rowe Price Institutional Small-Cap Stock Fund

T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.

T. Rowe Price Institutional Core Plus Fund

T. Rowe Price Institutional Core Plus Fund—F Class

T. Rowe Price Institutional Credit Opportunities Fund

T. Rowe Price Institutional Floating Rate Fund

T. Rowe Price Institutional Floating Rate Fund—F Class

T. Rowe Price Institutional Global Multi-Sector Bond Fund

T. Rowe Price Institutional High Yield Fund

T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.

T. Rowe Price Institutional Africa & Middle East Fund

T. Rowe Price Institutional Emerging Markets Bond Fund

T. Rowe Price Institutional Emerging Markets Equity Fund

T. Rowe Price Institutional Frontier Markets Equity Fund

T. Rowe Price Institutional Global Focused Growth Equity Fund

T. Rowe Price Institutional Global Growth Equity Fund

T. Rowe Price Institutional Global Value Equity Fund

T. Rowe Price Institutional International Bond Fund

T. Rowe Price Institutional International Concentrated Equity Fund

T. Rowe Price Institutional International Core Equity Fund

T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND, INC.

T. Rowe Price Intermediate Tax-Free High Yield Fund—Advisor Class

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. Rowe Price Africa & Middle East Fund

T. Rowe Price Asia Opportunities Fund

T. Rowe Price Asia Opportunities Fund—Advisor Class

T. Rowe Price Emerging Europe Fund

T. Rowe Price Emerging Markets Bond Fund

T. Rowe Price Emerging Markets Corporate Bond Fund

T. Rowe Price Emerging Markets Corporate Bond Fund—Advisor Class

T. Rowe Price Emerging Markets Local Currency Bond Fund

T. Rowe Price Emerging Markets Local Currency Bond Fund—Advisor Class

T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price European Stock Fund

T. Rowe Price Global Growth Stock Fund

T. Rowe Price Global Growth Stock—Advisor Class

T. Rowe Price Global Industrials Fund

T. Rowe Price Global Stock Fund

T. Rowe Price Global Stock Fund—Advisor Class

T. Rowe Price International Bond Fund

T. Rowe Price International Bond Fund—Advisor Class

T. Rowe Price International Concentrated Equity Fund

T. Rowe Price International Concentrated Equity Fund—Advisor Class

T. Rowe Price International Discovery Fund

T. Rowe Price International Growth & Income Fund

T. Rowe Price International Growth & Income Fund—Advisor Class

T. Rowe Price International Growth & Income Fund—R Class

T. Rowe Price International Stock Fund

T. Rowe Price International Stock Fund—Advisor Class

T. Rowe Price International Stock Fund—R Class

T. Rowe Price Japan Fund

T. Rowe Price Latin America Fund

T. Rowe Price New Asia Fund

T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. Rowe Price Mid-Cap Growth Fund—Advisor Class

T. Rowe Price Mid-Cap Growth Fund—R Class

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. Rowe Price Mid-Cap Value Fund—Advisor Class

T. Rowe Price Mid-Cap Value Fund—R Class

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.

T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio

T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio

T. Rowe Price Floating Rate Multi-Sector Account Portfolio

T. Rowe Price High Yield Multi-Sector Account Portfolio

T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio

T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. Rowe Price New America Growth Fund—Advisor Class

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUND, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. Rowe Price New Income Fund—Advisor Class

T. Rowe Price New Income Fund—R Class

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.

T. Rowe Price Personal Strategy Balanced Fund

T. Rowe Price Personal Strategy Growth Fund

T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. Rowe Price Real Estate Fund—Advisor Class

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.

T. Rowe Price Reserve Investment Fund

T. Rowe Price Government Reserve Investment Fund

T. Rowe Price Short-Term Government Reserve Fund

T. Rowe Price Short-Term Reserve Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.

T. Rowe Price Retirement 2005 Fund

T. Rowe Price Retirement 2005 Fund—Advisor Class

T. Rowe Price Retirement 2005 Fund—R Class

T. Rowe Price Retirement 2010 Fund

T. Rowe Price Retirement 2010 Fund—Advisor Class

T. Rowe Price Retirement 2010 Fund—R Class

T. Rowe Price Retirement 2015 Fund

T. Rowe Price Retirement 2015 Fund—Advisor Class

T. Rowe Price Retirement 2015 Fund—R Class

T. Rowe Price Retirement 2020 Fund

T. Rowe Price Retirement 2020 Fund—Advisor Class

T. Rowe Price Retirement 2020 Fund—R Class

T. Rowe Price Retirement 2025 Fund

T. Rowe Price Retirement 2025 Fund—Advisor Class

T. Rowe Price Retirement 2025 Fund—R Class

T. Rowe Price Retirement 2030 Fund

T. Rowe Price Retirement 2030 Fund—Advisor Class

T. Rowe Price Retirement 2030 Fund—R Class

T. Rowe Price Retirement 2035 Fund

T. Rowe Price Retirement 2035 Fund—Advisor Class

T. Rowe Price Retirement 2035 Fund—R Class

T. Rowe Price Retirement 2040 Fund

T. Rowe Price Retirement 2040 Fund—Advisor Class

T. Rowe Price Retirement 2040 Fund—R Class

T. Rowe Price Retirement 2045 Fund

T. Rowe Price Retirement 2045 Fund—Advisor Class

T. Rowe Price Retirement 2045 Fund—R Class

T. Rowe Price Retirement 2050 Fund

T. Rowe Price Retirement 2050 Fund—Advisor Class

T. Rowe Price Retirement 2050 Fund—R Class

T. Rowe Price Retirement 2055 Fund

T. Rowe Price Retirement 2055 Fund—Advisor Class

T. Rowe Price Retirement 2055 Fund—R Class

T. Rowe Price Retirement 2060 Fund

T. Rowe Price Retirement 2060 Fund—Advisor Class

T. Rowe Price Retirement 2060 Fund—R Class

T. Rowe Price Retirement Balanced Fund

T. Rowe Price Retirement Balanced Fund—Advisor Class

T. Rowe Price Retirement Balanced Fund—R Class

T. Rowe Price Target Retirement 2005 Fund

T. Rowe Price Target Retirement 2005 Fund—Advisor Class

T. Rowe Price Target Retirement 2010 Fund

T. Rowe Price Target Retirement 2010 Fund—Advisor Class

T. Rowe Price Target Retirement 2015 Fund

T. Rowe Price Target Retirement 2015 Fund—Advisor Class

T. Rowe Price Target Retirement 2020 Fund

T. Rowe Price Target Retirement 2020 Fund—Advisor Class

T. Rowe Price Target Retirement 2025 Fund

T. Rowe Price Target Retirement 2025 Fund—Advisor Class

T. Rowe Price Target Retirement 2030 Fund

T. Rowe Price Target Retirement 2030 Fund—Advisor Class

T. Rowe Price Target Retirement 2035 Fund

T. Rowe Price Target Retirement 2035 Fund—Advisor Class

T. Rowe Price Target Retirement 2040 Fund

T. Rowe Price Target Retirement 2040 Fund—Advisor Class

T. Rowe Price Target Retirement 2045 Fund

T. Rowe Price Target Retirement 2045 Fund—Advisor Class

T. Rowe Price Target Retirement 2050 Fund

T. Rowe Price Target Retirement 2050 Fund—Advisor Class

T. Rowe Price Target Retirement 2055 Fund

T. Rowe Price Target Retirement 2055 Fund—Advisor Class

T. Rowe Price Target Retirement 2060 Fund

T. Rowe Price Target Retirement 2060 Fund—Advisor Class

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. Rowe Price Science & Technology Fund—Advisor Class

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. Rowe Price Short-Term Bond Fund—Advisor Class

T. Rowe Price Ultra Short-Term Bond Fund

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. Rowe Price Small-Cap Stock Fund—Advisor Class

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. Rowe Price Small-Cap Value Fund—Advisor Class

T. ROWE PRICE SPECTRUM FUND, INC.

Spectrum Growth Fund

Spectrum Income Fund

Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST

Georgia Tax-Free Bond Fund

Maryland Short-Term Tax-Free Bond Fund

Maryland Tax-Free Bond Fund

Maryland Tax-Free Money Fund

New Jersey Tax-Free Bond Fund

New York Tax-Free Bond Fund

New York Tax-Free Money Fund

Virginia Tax-Free Bond Fund

T. ROWE PRICE STRATEGIC INCOME FUND, INC.

T. Rowe Price Strategic Income Fund—Advisor Class

T. ROWE PRICE SUMMIT FUNDS, INC.

T. Rowe Price Summit Cash Reserves Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. Rowe Price Summit Municipal Income Fund

T. Rowe Price Summit Municipal Income Fund—Advisor Class

T. Rowe Price Summit Municipal Intermediate Fund

T. Rowe Price Summit Municipal Intermediate Fund—Advisor Class

T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. Rowe Price Tax-Free High Yield Fund—Advisor Class

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. Rowe Price Tax-Free Income Fund—Advisor Class

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. Rowe Price Tax-Free Short-Intermediate Fund—Advisor Class

T. Rowe Price Tax-Free Ultra Short-Term Bond Fund

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. Rowe Price U.S. Large-Cap Core Fund—Advisor Class

T. ROWE PRICE U.S. TREASURY FUNDS, INC.

U.S. Treasury Intermediate Fund

U.S. Treasury Long-Term Fund

U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

T. Rowe Price Value Fund—Advisor Class

Attest:
/s/Patricia B. Lippert ______________________________ Patricia B. Lippert Secretary	/s/Gregory K. Hinkle ______________________________ Gregory K. Hinkle Treasurer

Attest:	T. ROWE PRICE ASSOCIATES, INC.
/s/David Oestreicher ______________________________ David Oestreicher Secretary	/s/Darrell N. Braman ______________________________ Darrell N. Braman Vice President

AMENDMENT NO. 5

AGREEMENT

between

T. ROWE PRICE ASSOCIATES, INC.

and

THE T. ROWE PRICE FUNDS

for

FUND ACCOUNTING SERVICES

The Agreement for Fund Accounting Services of January 1, 2014, between T. Rowe Price Associates, Inc., and each of the Parties listed on Appendix A thereto is hereby amended, as of February 4, 2014, April 29, 2014, November 1, 2014 and December 29, 2014, and January 20, 2015, by adding thereto T. Rowe Price International Funds, Inc. on behalf of T. Rowe Price Global High Income Bond Fund, T. Rowe Price Global High Income Bond Fund—Advisor Class, T. Rowe Price Global Unconstrained Bond Fund, and T. Rowe Price Global Unconstrained Bond Fund—Advisor Class.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. Rowe Price Blue Chip Growth Fund—Advisor Class

T. Rowe Price Blue Chip Growth Fund—R Class

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST

California Tax-Free Bond Fund

California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. Rowe Price Capital Appreciation Fund—Advisor Class

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. Rowe Price Capital Opportunity Fund—Advisor Class

T. Rowe Price Capital Opportunity Fund—R Class

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.

T. Rowe Price Credit Opportunities Fund—Advisor Class

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. Rowe Price Dividend Growth Fund—Advisor Class

T. ROWE PRICE EQUITY INCOME FUND

T. Rowe Price Equity Income Fund—Advisor Class

T. Rowe Price Equity Income Fund—R Class

T. ROWE PRICE EQUITY SERIES, INC.

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Blue Chip Growth Portfolio—II

T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Income Portfolio—II

T. Rowe Price Equity Index 500 Portfolio

T. Rowe Price Health Sciences Portfolio

T. Rowe Price Health Sciences Portfolio—II

T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price Mid-Cap Growth Portfolio—II

T. Rowe Price New America Growth Portfolio

T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. Rowe Price Limited-Term Bond Portfolio

T. Rowe Price Limited-Term Bond Portfolio—II

T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE FLOATING RATE FUND, INC.

T. Rowe Price Floating Rate Fund—Advisor Class

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. Rowe Price Global Allocation Fund—Advisor Class

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. Rowe Price Global Real Estate Fund—Advisor Class

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. Rowe Price Growth Stock Fund—Advisor Class

T. Rowe Price Growth Stock Fund—R Class

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. Rowe Price High Yield Fund—Advisor Class

T. ROWE PRICE INDEX TRUST, INC.

T. Rowe Price Equity Index 500 Fund

T. Rowe Price Extended Equity Market Index Fund

T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.

T. Rowe Price Institutional Large-Cap Core Growth Fund

T. Rowe Price Institutional Large-Cap Growth Fund

T. Rowe Price Institutional Large-Cap Value Fund

T. Rowe Price Institutional Mid-Cap Equity Growth Fund

T. Rowe Price Institutional Small-Cap Stock Fund

T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.

T. Rowe Price Institutional Core Plus Fund

T. Rowe Price Institutional Core Plus Fund—F Class

T. Rowe Price Institutional Credit Opportunities Fund

T. Rowe Price Institutional Floating Rate Fund

T. Rowe Price Institutional Floating Rate Fund—F Class

T. Rowe Price Institutional Global Multi-Sector Bond Fund

T. Rowe Price Institutional High Yield Fund

T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.

T. Rowe Price Institutional Africa & Middle East Fund

T. Rowe Price Institutional Emerging Markets Bond Fund

T. Rowe Price Institutional Emerging Markets Equity Fund

T. Rowe Price Institutional Frontier Markets Equity Fund

T. Rowe Price Institutional Global Focused Growth Equity Fund

T. Rowe Price Institutional Global Growth Equity Fund

T. Rowe Price Institutional Global Value Equity Fund

T. Rowe Price Institutional International Bond Fund

T. Rowe Price Institutional International Concentrated Equity Fund

T. Rowe Price Institutional International Core Equity Fund

T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND, INC.

T. Rowe Price Intermediate Tax-Free High Yield Fund—Advisor Class

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. Rowe Price Africa & Middle East Fund

T. Rowe Price Asia Opportunities Fund

T. Rowe Price Asia Opportunities Fund—Advisor Class

T. Rowe Price Emerging Europe Fund

T. Rowe Price Emerging Markets Bond Fund

T. Rowe Price Emerging Markets Corporate Bond Fund

T. Rowe Price Emerging Markets Corporate Bond Fund—Advisor Class

T. Rowe Price Emerging Markets Local Currency Bond Fund

T. Rowe Price Emerging Markets Local Currency Bond Fund—Advisor Class

T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price European Stock Fund

T. Rowe Price Global Growth Stock Fund

T. Rowe Price Global Growth Stock—Advisor Class

T. Rowe Price Global High Income Bond Fund

T. Rowe Price Global High Income Bond Fund —Advisor Class

T. Rowe Price Global Industrials Fund

T. Rowe Price Global Stock Fund

T. Rowe Price Global Stock Fund—Advisor Class

T. Rowe Price Global High Income Bond Fund

T. Rowe Price Global High Income Bond Fund —Advisor Class

T. Rowe Price International Bond Fund

T. Rowe Price International Bond Fund—Advisor Class

T. Rowe Price International Concentrated Equity Fund

T. Rowe Price International Concentrated Equity Fund—Advisor Class

T. Rowe Price International Discovery Fund

T. Rowe Price International Growth & Income Fund

T. Rowe Price International Growth & Income Fund—Advisor Class

T. Rowe Price International Growth & Income Fund—R Class

T. Rowe Price International Stock Fund

T. Rowe Price International Stock Fund—Advisor Class

T. Rowe Price International Stock Fund—R Class

T. Rowe Price Japan Fund

T. Rowe Price Latin America Fund

T. Rowe Price New Asia Fund

T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. Rowe Price Mid-Cap Growth Fund—Advisor Class

T. Rowe Price Mid-Cap Growth Fund—R Class

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. Rowe Price Mid-Cap Value Fund—Advisor Class

T. Rowe Price Mid-Cap Value Fund—R Class

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.

T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio

T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio

T. Rowe Price Floating Rate Multi-Sector Account Portfolio

T. Rowe Price High Yield Multi-Sector Account Portfolio

T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio

T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. Rowe Price New America Growth Fund—Advisor Class

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUND, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. Rowe Price New Income Fund—Advisor Class

T. Rowe Price New Income Fund—R Class

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.

T. Rowe Price Personal Strategy Balanced Fund

T. Rowe Price Personal Strategy Growth Fund

T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. Rowe Price Real Estate Fund—Advisor Class

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.

T. Rowe Price Reserve Investment Fund

T. Rowe Price Government Reserve Investment Fund

T. Rowe Price Short-Term Government Reserve Fund

T. Rowe Price Short-Term Reserve Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.

T. Rowe Price Retirement 2005 Fund

T. Rowe Price Retirement 2005 Fund—Advisor Class

T. Rowe Price Retirement 2005 Fund—R Class

T. Rowe Price Retirement 2010 Fund

T. Rowe Price Retirement 2010 Fund—Advisor Class

T. Rowe Price Retirement 2010 Fund—R Class

T. Rowe Price Retirement 2015 Fund

T. Rowe Price Retirement 2015 Fund—Advisor Class

T. Rowe Price Retirement 2015 Fund—R Class

T. Rowe Price Retirement 2020 Fund

T. Rowe Price Retirement 2020 Fund—Advisor Class

T. Rowe Price Retirement 2020 Fund—R Class

T. Rowe Price Retirement 2025 Fund

T. Rowe Price Retirement 2025 Fund—Advisor Class

T. Rowe Price Retirement 2025 Fund—R Class

T. Rowe Price Retirement 2030 Fund

T. Rowe Price Retirement 2030 Fund—Advisor Class

T. Rowe Price Retirement 2030 Fund—R Class

T. Rowe Price Retirement 2035 Fund

T. Rowe Price Retirement 2035 Fund—Advisor Class

T. Rowe Price Retirement 2035 Fund—R Class

T. Rowe Price Retirement 2040 Fund

T. Rowe Price Retirement 2040 Fund—Advisor Class

T. Rowe Price Retirement 2040 Fund—R Class

T. Rowe Price Retirement 2045 Fund

T. Rowe Price Retirement 2045 Fund—Advisor Class

T. Rowe Price Retirement 2045 Fund—R Class

T. Rowe Price Retirement 2050 Fund

T. Rowe Price Retirement 2050 Fund—Advisor Class

T. Rowe Price Retirement 2050 Fund—R Class

T. Rowe Price Retirement 2055 Fund

T. Rowe Price Retirement 2055 Fund—Advisor Class

T. Rowe Price Retirement 2055 Fund—R Class

T. Rowe Price Retirement 2060 Fund

T. Rowe Price Retirement 2060 Fund—Advisor Class

T. Rowe Price Retirement 2060 Fund—R Class

T. Rowe Price Retirement Balanced Fund

T. Rowe Price Retirement Balanced Fund—Advisor Class

T. Rowe Price Retirement Balanced Fund—R Class

T. Rowe Price Target Retirement 2005 Fund

T. Rowe Price Target Retirement 2005 Fund—Advisor Class

T. Rowe Price Target Retirement 2010 Fund

T. Rowe Price Target Retirement 2010 Fund—Advisor Class

T. Rowe Price Target Retirement 2015 Fund

T. Rowe Price Target Retirement 2015 Fund—Advisor Class

T. Rowe Price Target Retirement 2020 Fund

T. Rowe Price Target Retirement 2020 Fund—Advisor Class

T. Rowe Price Target Retirement 2025 Fund

T. Rowe Price Target Retirement 2025 Fund—Advisor Class

T. Rowe Price Target Retirement 2030 Fund

T. Rowe Price Target Retirement 2030 Fund—Advisor Class

T. Rowe Price Target Retirement 2035 Fund

T. Rowe Price Target Retirement 2035 Fund—Advisor Class

T. Rowe Price Target Retirement 2040 Fund

T. Rowe Price Target Retirement 2040 Fund—Advisor Class

T. Rowe Price Target Retirement 2045 Fund

T. Rowe Price Target Retirement 2045 Fund—Advisor Class

T. Rowe Price Target Retirement 2050 Fund

T. Rowe Price Target Retirement 2050 Fund—Advisor Class

T. Rowe Price Target Retirement 2055 Fund

T. Rowe Price Target Retirement 2055 Fund—Advisor Class

T. Rowe Price Target Retirement 2060 Fund

T. Rowe Price Target Retirement 2060 Fund—Advisor Class

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. Rowe Price Science & Technology Fund—Advisor Class

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. Rowe Price Short-Term Bond Fund—Advisor Class

T. Rowe Price Ultra Short-Term Bond Fund

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. Rowe Price Small-Cap Stock Fund—Advisor Class

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. Rowe Price Small-Cap Value Fund—Advisor Class

T. ROWE PRICE SPECTRUM FUND, INC.

Spectrum Growth Fund

Spectrum Income Fund

Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST

Georgia Tax-Free Bond Fund

Maryland Short-Term Tax-Free Bond Fund

Maryland Tax-Free Bond Fund

Maryland Tax-Free Money Fund

New Jersey Tax-Free Bond Fund

New York Tax-Free Bond Fund

New York Tax-Free Money Fund

Virginia Tax-Free Bond Fund

T. ROWE PRICE STRATEGIC INCOME FUND, INC.

T. Rowe Price Strategic Income Fund—Advisor Class

T. ROWE PRICE SUMMIT FUNDS, INC.

T. Rowe Price Summit Cash Reserves Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. Rowe Price Summit Municipal Income Fund

T. Rowe Price Summit Municipal Income Fund—Advisor Class

T. Rowe Price Summit Municipal Intermediate Fund

T. Rowe Price Summit Municipal Intermediate Fund—Advisor Class

T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. Rowe Price Tax-Free High Yield Fund—Advisor Class

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. Rowe Price Tax-Free Income Fund—Advisor Class

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. Rowe Price Tax-Free Short-Intermediate Fund—Advisor Class

T. Rowe Price Tax-Free Ultra Short-Term Bond Fund

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. Rowe Price U.S. Large-Cap Core Fund—Advisor Class

T. ROWE PRICE U.S. TREASURY FUNDS, INC.

U.S. Treasury Intermediate Fund

U.S. Treasury Long-Term Fund

U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

T. Rowe Price Value Fund—Advisor Class

Attest:
/s/Patricia B. Lippert ______________________________ Patricia B. Lippert Secretary	/s/Gregory K. Hinkle ______________________________ Gregory K. Hinkle Treasurer

Attest:	T. ROWE PRICE ASSOCIATES, INC.
/s/David Oestreicher ______________________________ David Oestreicher Secretary	/s/Darrell N. Braman ______________________________ Darrell N. Braman Vice President

AMENDMENT NO. 6

AGREEMENT

between

T. ROWE PRICE ASSOCIATES, INC.

and

THE T. ROWE PRICE FUNDS

for

FUND ACCOUNTING SERVICES

The Agreement for Fund Accounting Services of January 1, 2014, between T. Rowe Price Associates, Inc., and each of the Parties listed on Appendix A thereto is hereby amended, as of February 4, 2014, April 29, 2014, November 1, 2014, December 29, 2014, January 20, 2015, and July 1, 2015 by changing the names of T. Rowe Price Strategic Income Fund, Inc. to T. Rowe Price Global Multi-Sector Bond Fund, Inc. and T. Rowe Price Strategic Income Fund—Advisor Class to T. Rowe Price Global Multi-Sector Bond Fund—Advisor Class.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. Rowe Price Blue Chip Growth Fund—Advisor Class

T. Rowe Price Blue Chip Growth Fund—R Class

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST

California Tax-Free Bond Fund

California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. Rowe Price Capital Appreciation Fund—Advisor Class

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. Rowe Price Capital Opportunity Fund—Advisor Class

T. Rowe Price Capital Opportunity Fund—R Class

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.

T. Rowe Price Credit Opportunities Fund—Advisor Class

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. Rowe Price Dividend Growth Fund—Advisor Class

T. ROWE PRICE EQUITY INCOME FUND

T. Rowe Price Equity Income Fund—Advisor Class

T. Rowe Price Equity Income Fund—R Class

T. ROWE PRICE EQUITY SERIES, INC.

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Blue Chip Growth Portfolio—II

T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Income Portfolio—II

T. Rowe Price Equity Index 500 Portfolio

T. Rowe Price Health Sciences Portfolio

T. Rowe Price Health Sciences Portfolio—II

T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price Mid-Cap Growth Portfolio—II

T. Rowe Price New America Growth Portfolio

T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. Rowe Price Limited-Term Bond Portfolio

T. Rowe Price Limited-Term Bond Portfolio—II

T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE FLOATING RATE FUND, INC.

T. Rowe Price Floating Rate Fund—Advisor Class

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. Rowe Price Global Allocation Fund—Advisor Class

T. ROWE PRICE GLOBAL MULTI-SECTOR BOND FUND, INC.

T. Rowe Price Global Multi-Sector Bond Fund—Advisor Class

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. Rowe Price Global Real Estate Fund—Advisor Class

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. Rowe Price Growth Stock Fund—Advisor Class

T. Rowe Price Growth Stock Fund—R Class

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. Rowe Price High Yield Fund—Advisor Class

T. ROWE PRICE INDEX TRUST, INC.

T. Rowe Price Equity Index 500 Fund

T. Rowe Price Extended Equity Market Index Fund

T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.

T. Rowe Price Institutional Large-Cap Core Growth Fund

T. Rowe Price Institutional Large-Cap Growth Fund

T. Rowe Price Institutional Large-Cap Value Fund

T. Rowe Price Institutional Mid-Cap Equity Growth Fund

T. Rowe Price Institutional Small-Cap Stock Fund

T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.

T. Rowe Price Institutional Core Plus Fund

T. Rowe Price Institutional Core Plus Fund—F Class

T. Rowe Price Institutional Credit Opportunities Fund

T. Rowe Price Institutional Floating Rate Fund

T. Rowe Price Institutional Floating Rate Fund—F Class

T. Rowe Price Institutional Global Multi-Sector Bond Fund

T. Rowe Price Institutional High Yield Fund

T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.

T. Rowe Price Institutional Africa & Middle East Fund

T. Rowe Price Institutional Emerging Markets Bond Fund

T. Rowe Price Institutional Emerging Markets Equity Fund

T. Rowe Price Institutional Frontier Markets Equity Fund

T. Rowe Price Institutional Global Focused Growth Equity Fund

T. Rowe Price Institutional Global Growth Equity Fund

T. Rowe Price Institutional Global Value Equity Fund

T. Rowe Price Institutional International Bond Fund

T. Rowe Price Institutional International Concentrated Equity Fund

T. Rowe Price Institutional International Core Equity Fund

T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND, INC.

T. Rowe Price Intermediate Tax-Free High Yield Fund—Advisor Class

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. Rowe Price Africa & Middle East Fund

T. Rowe Price Asia Opportunities Fund

T. Rowe Price Asia Opportunities Fund—Advisor Class

T. Rowe Price Emerging Europe Fund

T. Rowe Price Emerging Markets Bond Fund

T. Rowe Price Emerging Markets Corporate Bond Fund

T. Rowe Price Emerging Markets Corporate Bond Fund—Advisor Class

T. Rowe Price Emerging Markets Local Currency Bond Fund

T. Rowe Price Emerging Markets Local Currency Bond Fund—Advisor Class

T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price European Stock Fund

T. Rowe Price Global Growth Stock Fund

T. Rowe Price Global Growth Stock—Advisor Class

T. Rowe Price Global High Income Bond Fund

T. Rowe Price Global High Income Bond Fund —Advisor Class

T. Rowe Price Global Industrials Fund

T. Rowe Price Global Stock Fund

T. Rowe Price Global Stock Fund—Advisor Class

T. Rowe Price Global Unconstrained Bond Fund

T. Rowe Price Global Unconstrained Bond Fund—Advisor Class

T. Rowe Price International Bond Fund

T. Rowe Price International Bond Fund—Advisor Class

T. Rowe Price International Concentrated Equity Fund

T. Rowe Price International Concentrated Equity Fund—Advisor Class

T. Rowe Price International Discovery Fund

T. Rowe Price International Growth & Income Fund

T. Rowe Price International Growth & Income Fund—Advisor Class

T. Rowe Price International Growth & Income Fund—R Class

T. Rowe Price International Stock Fund

T. Rowe Price International Stock Fund—Advisor Class

T. Rowe Price International Stock Fund—R Class

T. Rowe Price Japan Fund

T. Rowe Price Latin America Fund

T. Rowe Price New Asia Fund

T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. Rowe Price Mid-Cap Growth Fund—Advisor Class

T. Rowe Price Mid-Cap Growth Fund—R Class

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. Rowe Price Mid-Cap Value Fund—Advisor Class

T. Rowe Price Mid-Cap Value Fund—R Class

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.

T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio

T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio

T. Rowe Price Floating Rate Multi-Sector Account Portfolio

T. Rowe Price High Yield Multi-Sector Account Portfolio

T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio

T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. Rowe Price New America Growth Fund—Advisor Class

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUND, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. Rowe Price New Income Fund—Advisor Class

T. Rowe Price New Income Fund—R Class

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.

T. Rowe Price Personal Strategy Balanced Fund

T. Rowe Price Personal Strategy Growth Fund

T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. Rowe Price Real Estate Fund—Advisor Class

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.

T. Rowe Price Reserve Investment Fund

T. Rowe Price Government Reserve Investment Fund

T. Rowe Price Short-Term Government Reserve Fund

T. Rowe Price Short-Term Reserve Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.

T. Rowe Price Retirement 2005 Fund

T. Rowe Price Retirement 2005 Fund—Advisor Class

T. Rowe Price Retirement 2005 Fund—R Class

T. Rowe Price Retirement 2010 Fund

T. Rowe Price Retirement 2010 Fund—Advisor Class

T. Rowe Price Retirement 2010 Fund—R Class

T. Rowe Price Retirement 2015 Fund

T. Rowe Price Retirement 2015 Fund—Advisor Class

T. Rowe Price Retirement 2015 Fund—R Class

T. Rowe Price Retirement 2020 Fund

T. Rowe Price Retirement 2020 Fund—Advisor Class

T. Rowe Price Retirement 2020 Fund—R Class

T. Rowe Price Retirement 2025 Fund

T. Rowe Price Retirement 2025 Fund—Advisor Class

T. Rowe Price Retirement 2025 Fund—R Class

T. Rowe Price Retirement 2030 Fund

T. Rowe Price Retirement 2030 Fund—Advisor Class

T. Rowe Price Retirement 2030 Fund—R Class

T. Rowe Price Retirement 2035 Fund

T. Rowe Price Retirement 2035 Fund—Advisor Class

T. Rowe Price Retirement 2035 Fund—R Class

T. Rowe Price Retirement 2040 Fund

T. Rowe Price Retirement 2040 Fund—Advisor Class

T. Rowe Price Retirement 2040 Fund—R Class

T. Rowe Price Retirement 2045 Fund

T. Rowe Price Retirement 2045 Fund—Advisor Class

T. Rowe Price Retirement 2045 Fund—R Class

T. Rowe Price Retirement 2050 Fund

T. Rowe Price Retirement 2050 Fund—Advisor Class

T. Rowe Price Retirement 2050 Fund—R Class

T. Rowe Price Retirement 2055 Fund

T. Rowe Price Retirement 2055 Fund—Advisor Class

T. Rowe Price Retirement 2055 Fund—R Class

T. Rowe Price Retirement 2060 Fund

T. Rowe Price Retirement 2060 Fund—Advisor Class

T. Rowe Price Retirement 2060 Fund—R Class

T. Rowe Price Retirement Balanced Fund

T. Rowe Price Retirement Balanced Fund—Advisor Class

T. Rowe Price Retirement Balanced Fund—R Class

T. Rowe Price Target Retirement 2005 Fund

T. Rowe Price Target Retirement 2005 Fund—Advisor Class

T. Rowe Price Target Retirement 2010 Fund

T. Rowe Price Target Retirement 2010 Fund—Advisor Class

T. Rowe Price Target Retirement 2015 Fund

T. Rowe Price Target Retirement 2015 Fund—Advisor Class

T. Rowe Price Target Retirement 2020 Fund

T. Rowe Price Target Retirement 2020 Fund—Advisor Class

T. Rowe Price Target Retirement 2025 Fund

T. Rowe Price Target Retirement 2025 Fund—Advisor Class

T. Rowe Price Target Retirement 2030 Fund

T. Rowe Price Target Retirement 2030 Fund—Advisor Class

T. Rowe Price Target Retirement 2035 Fund

T. Rowe Price Target Retirement 2035 Fund—Advisor Class

T. Rowe Price Target Retirement 2040 Fund

T. Rowe Price Target Retirement 2040 Fund—Advisor Class

T. Rowe Price Target Retirement 2045 Fund

T. Rowe Price Target Retirement 2045 Fund—Advisor Class

T. Rowe Price Target Retirement 2050 Fund

T. Rowe Price Target Retirement 2050 Fund—Advisor Class

T. Rowe Price Target Retirement 2055 Fund

T. Rowe Price Target Retirement 2055 Fund—Advisor Class

T. Rowe Price Target Retirement 2060 Fund

T. Rowe Price Target Retirement 2060 Fund—Advisor Class

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. Rowe Price Science & Technology Fund—Advisor Class

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. Rowe Price Short-Term Bond Fund—Advisor Class

T. Rowe Price Ultra Short-Term Bond Fund

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. Rowe Price Small-Cap Stock Fund—Advisor Class

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. Rowe Price Small-Cap Value Fund—Advisor Class

T. ROWE PRICE SPECTRUM FUND, INC.

Spectrum Growth Fund

Spectrum Income Fund

Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST

Georgia Tax-Free Bond Fund

Maryland Short-Term Tax-Free Bond Fund

Maryland Tax-Free Bond Fund

Maryland Tax-Free Money Fund

New Jersey Tax-Free Bond Fund

New York Tax-Free Bond Fund

New York Tax-Free Money Fund

Virginia Tax-Free Bond Fund

T. ROWE PRICE SUMMIT FUNDS, INC.

T. Rowe Price Summit Cash Reserves Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. Rowe Price Summit Municipal Income Fund

T. Rowe Price Summit Municipal Income Fund—Advisor Class

T. Rowe Price Summit Municipal Intermediate Fund

T. Rowe Price Summit Municipal Intermediate Fund—Advisor Class

T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. Rowe Price Tax-Free High Yield Fund—Advisor Class

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. Rowe Price Tax-Free Income Fund—Advisor Class

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. Rowe Price Tax-Free Short-Intermediate Fund—Advisor Class

T. Rowe Price Tax-Free Ultra Short-Term Bond Fund

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. Rowe Price U.S. Large-Cap Core Fund—Advisor Class

T. ROWE PRICE U.S. TREASURY FUNDS, INC.

U.S. Treasury Intermediate Fund

U.S. Treasury Long-Term Fund

U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

T. Rowe Price Value Fund—Advisor Class

T. ROWE PRICE FUNDS	T. ROWE PRICE ASSOCIATES, INC.
/s/Darrell N. Braman ______________________________ Darrell N. Braman Vice President	/s/David Oestreicher ______________________________ David Oestreicher Vice President

AMENDMENT NO. 7

AGREEMENT

between

T. ROWE PRICE ASSOCIATES, INC.

and

THE T. ROWE PRICE FUNDS

for

FUND ACCOUNTING SERVICES

The Agreement for Fund Accounting Services of January 1, 2014, between T. Rowe Price Associates, Inc., and each of the Parties listed on Appendix A thereto is hereby amended, as of February 4, 2014, April 29, 2014, November 1, 2014, December 29, 2014, January 20, 2015, July 1, 2015, and July 27, 2015, by adding thereto T. Rowe Price Growth Stock Fund, Inc. on behalf of T. Rowe Price Growth Stock Fund—I Class; T. Rowe Price High Yield Fund, Inc. on behalf of T. Rowe Price High Yield Fund—I Class; T. Rowe Price Index Trust, Inc. on behalf of T. Rowe Price Equity Index 500 Fund—I Class; T. Rowe Price International Funds, Inc. on behalf of T. Rowe Price Emerging Markets Bond Fund—Advisor Class, T. Rowe Price Emerging Markets Bond Fund—I Class, T. Rowe Price Emerging Markets Stock Fund—I Class, T. Rowe Price Emerging Markets Value Stock Fund, T. Rowe Price Emerging Markets Value Stock Fund—Advisor Class, T. Rowe Price Global High Income Fund—I Class, T. Rowe Price Global Unconstrained Bond—I Class, T. Rowe Price International Bond Fund—I Class, T. Rowe Price International Growth & Income Fund—I Class, T. Rowe Price International Stock
Fund—I Class, T. Rowe Price Overseas Stock Fund—Advisor Class, and T. Rowe Price Overseas Stock Fund—I Class; T. Rowe Price Mid-Cap Growth Fund, Inc. on behalf of T. Rowe Price Mid-Cap Growth Fund—I Class; T. Rowe Price Mid-Cap Value Fund, Inc. on behalf of T. Rowe Price Mid-Cap Value Fund—I Class; T. Rowe Price New Horizons Fund, Inc. on behalf of T. Rowe Price New Horizons Fund—I Class; T. Rowe Price New Income Fund, Inc. on behalf of T. Rowe Price New Income Fund—I Class; T. Rowe Price Real Assets Fund, Inc. on behalf of T. Rowe Price Real Assets Fund—I Class; T. Rowe Price Retirement Funds, Inc. on behalf of T. Rowe Price Retirement I 2005 Fund—I Class, T. Rowe Price Retirement I 2010
Fund—I Class, T. Rowe Price Retirement I 2015 Fund—I Class, T. Rowe Price Retirement I 2020 Fund—I Class, T. Rowe Price Retirement I 2025 Fund—I Class, T. Rowe Price Retirement I 2030 Fund—I Class, T. Rowe Price Retirement I 2035 Fund—I Class, T. Rowe Price Retirement I 2040 Fund—I Class, T. Rowe Price Retirement I 2045 Fund—I Class, T. Rowe Price Retirement I 2050 Fund—I Class, T. Rowe Price Retirement I 2055
Fund—I Class, T. Rowe Price Retirement I 2060 Fund—I Class, T. Rowe Price Retirement Balanced I Fund—I Class; T. Rowe Price Small-Cap Stock Fund, Inc. on behalf of T. Rowe Price Small-Cap Stock Fund—I Class; T. Rowe Price Small-Cap Value Fund, Inc. on behalf of T. Rowe Price Small-Cap Value Fund—I Class; and T. Rowe Price Value Fund, Inc. on behalf of T. Rowe Price Value Fund—I Class.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. Rowe Price Blue Chip Growth Fund—Advisor Class

T. Rowe Price Blue Chip Growth Fund—R Class

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST

California Tax-Free Bond Fund

California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. Rowe Price Capital Appreciation Fund—Advisor Class

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. Rowe Price Capital Opportunity Fund—Advisor Class

T. Rowe Price Capital Opportunity Fund—R Class

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.

T. Rowe Price Credit Opportunities Fund—Advisor Class

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. Rowe Price Dividend Growth Fund—Advisor Class

T. ROWE PRICE EQUITY INCOME FUND

T. Rowe Price Equity Income Fund—Advisor Class

T. Rowe Price Equity Income Fund—R Class

T. ROWE PRICE EQUITY SERIES, INC.

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Blue Chip Growth Portfolio—II

T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Income Portfolio—II

T. Rowe Price Equity Index 500 Portfolio

T. Rowe Price Health Sciences Portfolio

T. Rowe Price Health Sciences Portfolio—II

T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price Mid-Cap Growth Portfolio—II

T. Rowe Price New America Growth Portfolio

T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. Rowe Price Limited-Term Bond Portfolio

T. Rowe Price Limited-Term Bond Portfolio—II

T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE FLOATING RATE FUND, INC.

T. Rowe Price Floating Rate Fund—Advisor Class

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. Rowe Price Global Allocation Fund—Advisor Class

T. ROWE PRICE GLOBAL MULTI-SECTOR BOND FUND, INC.

T. Rowe Price Global Multi-Sector Bond Fund—Advisor Class

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. Rowe Price Global Real Estate Fund—Advisor Class

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. Rowe Price Growth Stock Fund—Advisor Class

T. Rowe Price Growth Stock Fund—I Class

T. Rowe Price Growth Stock Fund—R Class

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. Rowe Price High Yield Fund—Advisor Class

T. Rowe Price High Yield Fund—I Class

T. ROWE PRICE INDEX TRUST, INC.

T. Rowe Price Equity Index 500 Fund

T. Rowe Price Equity Index 500 Fund—I Class

T. Rowe Price Extended Equity Market Index Fund

T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.

T. Rowe Price Institutional Large-Cap Core Growth Fund

T. Rowe Price Institutional Large-Cap Growth Fund

T. Rowe Price Institutional Large-Cap Value Fund

T. Rowe Price Institutional Mid-Cap Equity Growth Fund

T. Rowe Price Institutional Small-Cap Stock Fund

T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.

T. Rowe Price Institutional Core Plus Fund

T. Rowe Price Institutional Core Plus Fund—F Class

T. Rowe Price Institutional Credit Opportunities Fund

T. Rowe Price Institutional Floating Rate Fund

T. Rowe Price Institutional Floating Rate Fund—F Class

T. Rowe Price Institutional Global Multi-Sector Bond Fund

T. Rowe Price Institutional High Yield Fund

T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.

T. Rowe Price Institutional Africa & Middle East Fund

T. Rowe Price Institutional Emerging Markets Bond Fund

T. Rowe Price Institutional Emerging Markets Equity Fund

T. Rowe Price Institutional Frontier Markets Equity Fund

T. Rowe Price Institutional Global Focused Growth Equity Fund

T. Rowe Price Institutional Global Growth Equity Fund

T. Rowe Price Institutional Global Value Equity Fund

T. Rowe Price Institutional International Bond Fund

T. Rowe Price Institutional International Concentrated Equity Fund

T. Rowe Price Institutional International Core Equity Fund

T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND, INC.

T. Rowe Price Intermediate Tax-Free High Yield Fund—Advisor Class

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. Rowe Price Africa & Middle East Fund

T. Rowe Price Asia Opportunities Fund

T. Rowe Price Asia Opportunities Fund—Advisor Class

T. Rowe Price Emerging Europe Fund

T. Rowe Price Emerging Markets Bond Fund

T. Rowe Price Emerging Markets Bond Fund—Advisor Class

T. Rowe Price Emerging Markets Bond Fund—I Class

T. Rowe Price Emerging Markets Corporate Bond Fund

T. Rowe Price Emerging Markets Corporate Bond Fund—Advisor Class

T. Rowe Price Emerging Markets Local Currency Bond Fund

T. Rowe Price Emerging Markets Local Currency Bond Fund—Advisor Class

T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price Emerging Markets Stock Fund—I Class

T. Rowe Price Emerging Markets Value Stock Fund

T. Rowe Price Emerging Markets Value Sock Fund—Advisor Class

T. Rowe Price European Stock Fund

T. Rowe Price Global Growth Stock Fund

T. Rowe Price Global Growth Stock—Advisor Class

T. Rowe Price Global High Income Bond Fund

T. Rowe Price Global High Income Bond Fund—Advisor Class

T. Rowe Price Global High Income Bond Fund—I Class

T. Rowe Price Global Industrials Fund

T. Rowe Price Global Stock Fund

T. Rowe Price Global Stock Fund—Advisor Class

T. Rowe Price Global Unconstrained Bond Fund

T. Rowe Price Global Unconstrained Bond Fund—Advisor Class

T. Rowe Price Global Unconstrained Bond Fund—I Class

T. Rowe Price International Bond Fund

T. Rowe Price International Bond Fund—Advisor Class

T. Rowe Price International Bond Fund—I Class

T. Rowe Price International Concentrated Equity Fund

T. Rowe Price International Concentrated Equity Fund—Advisor Class

T. Rowe Price International Discovery Fund

T. Rowe Price International Growth & Income Fund

T. Rowe Price International Growth & Income Fund—Advisor Class

T. Rowe Price International Growth & Income Fund—I Class

T. Rowe Price International Growth & Income Fund—R Class

T. Rowe Price International Stock Fund

T. Rowe Price International Stock Fund—Advisor Class

T. Rowe Price International Stock Fund—I Class

T. Rowe Price International Stock Fund—R Class

T. Rowe Price Japan Fund

T. Rowe Price Latin America Fund

T. Rowe Price New Asia Fund

T. Rowe Price Overseas Stock Fund

T. Rowe Price Overseas Stock Fund—Advisor Class

T. Rowe Price Overseas Stock Fund—I Class

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. Rowe Price Mid-Cap Growth Fund—Advisor Class

T. Rowe Price Mid-Cap Growth Fund—I Class

T. Rowe Price Mid-Cap Growth Fund—R Class

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. Rowe Price Mid-Cap Value Fund—Advisor Class

T. Rowe Price Mid-Cap Value Fund—I Class

T. Rowe Price Mid-Cap Value Fund—R Class

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.

T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio

T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio

T. Rowe Price Floating Rate Multi-Sector Account Portfolio

T. Rowe Price High Yield Multi-Sector Account Portfolio

T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio

T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. Rowe Price New America Growth Fund—Advisor Class

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUND, INC.

T. Rowe Price New Horizons Fund—I Class

T. ROWE PRICE NEW INCOME FUND, INC.

T. Rowe Price New Income Fund—Advisor Class

T. Rowe Price New Income Fund—I Class

T. Rowe Price New Income Fund—R Class

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.

T. Rowe Price Personal Strategy Balanced Fund

T. Rowe Price Personal Strategy Growth Fund

T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ASSETS FUND, INC.

T. Rowe Price Real Assets Fund—I Class

T. ROWE PRICE REAL ESTATE FUND, INC.

T. Rowe Price Real Estate Fund—Advisor Class

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.

T. Rowe Price Reserve Investment Fund

T. Rowe Price Government Reserve Investment Fund

T. Rowe Price Short-Term Government Reserve Fund

T. Rowe Price Short-Term Reserve Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.

T. Rowe Price Retirement 2005 Fund

T. Rowe Price Retirement 2005 Fund—Advisor Class

T. Rowe Price Retirement 2005 Fund—R Class

T. Rowe Price Retirement 2010 Fund

T. Rowe Price Retirement 2010 Fund—Advisor Class

T. Rowe Price Retirement 2010 Fund—R Class

T. Rowe Price Retirement 2015 Fund

T. Rowe Price Retirement 2015 Fund—Advisor Class

T. Rowe Price Retirement 2015 Fund—R Class

T. Rowe Price Retirement 2020 Fund

T. Rowe Price Retirement 2020 Fund—Advisor Class

T. Rowe Price Retirement 2020 Fund—R Class

T. Rowe Price Retirement 2025 Fund

T. Rowe Price Retirement 2025 Fund—Advisor Class

T. Rowe Price Retirement 2025 Fund—R Class

T. Rowe Price Retirement 2030 Fund

T. Rowe Price Retirement 2030 Fund—Advisor Class

T. Rowe Price Retirement 2030 Fund—R Class

T. Rowe Price Retirement 2035 Fund

T. Rowe Price Retirement 2035 Fund—Advisor Class

T. Rowe Price Retirement 2035 Fund—R Class

T. Rowe Price Retirement 2040 Fund

T. Rowe Price Retirement 2040 Fund—Advisor Class

T. Rowe Price Retirement 2040 Fund—R Class

T. Rowe Price Retirement 2045 Fund

T. Rowe Price Retirement 2045 Fund—Advisor Class

T. Rowe Price Retirement 2045 Fund—R Class

T. Rowe Price Retirement 2050 Fund

T. Rowe Price Retirement 2050 Fund—Advisor Class

T. Rowe Price Retirement 2050 Fund—R Class

T. Rowe Price Retirement 2055 Fund

T. Rowe Price Retirement 2055 Fund—Advisor Class

T. Rowe Price Retirement 2055 Fund—R Class

T. Rowe Price Retirement 2060 Fund

T. Rowe Price Retirement 2060 Fund—Advisor Class

T. Rowe Price Retirement 2060 Fund—R Class

T. Rowe Price Retirement Balanced Fund

T. Rowe Price Retirement Balanced Fund—Advisor Class

T. Rowe Price Retirement Balanced Fund—R Class

T. Rowe Price Retirement I 2005 Fund—I Class

T. Rowe Price Retirement I 2010 Fund—I Class

T. Rowe Price Retirement I 2015 Fund—I Class

T. Rowe Price Retirement I 2020 Fund—I Class

T. Rowe Price Retirement I 2025 Fund—I Class

T. Rowe Price Retirement I 2030 Fund—I Class

T. Rowe Price Retirement I 2035 Fund—I Class

T. Rowe Price Retirement I 2040 Fund—I Class

T. Rowe Price Retirement I 2045 Fund—I Class

T. Rowe Price Retirement I 2050 Fund—I Class

T. Rowe Price Retirement I 2055 Fund—I Class

T. Rowe Price Retirement I 2060 Fund—I Class

T. Rowe Price Retirement Balanced I Fund—I Class

T. Rowe Price Target Retirement 2005 Fund

T. Rowe Price Target Retirement 2005 Fund—Advisor Class

T. Rowe Price Target Retirement 2010 Fund

T. Rowe Price Target Retirement 2010 Fund—Advisor Class

T. Rowe Price Target Retirement 2015 Fund

T. Rowe Price Target Retirement 2015 Fund—Advisor Class

T. Rowe Price Target Retirement 2020 Fund

T. Rowe Price Target Retirement 2020 Fund—Advisor Class

T. Rowe Price Target Retirement 2025 Fund

T. Rowe Price Target Retirement 2025 Fund—Advisor Class

T. Rowe Price Target Retirement 2030 Fund

T. Rowe Price Target Retirement 2030 Fund—Advisor Class

T. Rowe Price Target Retirement 2035 Fund

T. Rowe Price Target Retirement 2035 Fund—Advisor Class

T. Rowe Price Target Retirement 2040 Fund

T. Rowe Price Target Retirement 2040 Fund—Advisor Class

T. Rowe Price Target Retirement 2045 Fund

T. Rowe Price Target Retirement 2045 Fund—Advisor Class

T. Rowe Price Target Retirement 2050 Fund

T. Rowe Price Target Retirement 2050 Fund—Advisor Class

T. Rowe Price Target Retirement 2055 Fund

T. Rowe Price Target Retirement 2055 Fund—Advisor Class

T. Rowe Price Target Retirement 2060 Fund

T. Rowe Price Target Retirement 2060 Fund—Advisor Class

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. Rowe Price Science & Technology Fund—Advisor Class

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. Rowe Price Short-Term Bond Fund—Advisor Class

T. Rowe Price Ultra Short-Term Bond Fund

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. Rowe Price Small-Cap Stock Fund—Advisor Class

T. Rowe Price Small-Cap Stock Fund—I Class

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. Rowe Price Small-Cap Value Fund—Advisor Class

T. Rowe Price Small-Cap Value Fund—I Class

T. ROWE PRICE SPECTRUM FUND, INC.

Spectrum Growth Fund

Spectrum Income Fund

Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST

Georgia Tax-Free Bond Fund

Maryland Short-Term Tax-Free Bond Fund

Maryland Tax-Free Bond Fund

Maryland Tax-Free Money Fund

New Jersey Tax-Free Bond Fund

New York Tax-Free Bond Fund

New York Tax-Free Money Fund

Virginia Tax-Free Bond Fund

T. ROWE PRICE SUMMIT FUNDS, INC.

T. Rowe Price Summit Cash Reserves Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. Rowe Price Summit Municipal Income Fund

T. Rowe Price Summit Municipal Income Fund—Advisor Class

T. Rowe Price Summit Municipal Intermediate Fund

T. Rowe Price Summit Municipal Intermediate Fund—Advisor Class

T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. Rowe Price Tax-Free High Yield Fund—Advisor Class

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. Rowe Price Tax-Free Income Fund—Advisor Class

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. Rowe Price Tax-Free Short-Intermediate Fund—Advisor Class

T. Rowe Price Tax-Free Ultra Short-Term Bond Fund

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. Rowe Price U.S. Large-Cap Core Fund—Advisor Class

T. ROWE PRICE U.S. TREASURY FUNDS, INC.

U.S. Treasury Intermediate Fund

U.S. Treasury Long-Term Fund

U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

T. Rowe Price Value Fund—Advisor Class

T. Rowe Price Value Fund—I Class

T. ROWE PRICE FUNDS	T. ROWE PRICE ASSOCIATES, INC.
/s/Darrell N. Braman ______________________________ Darrell N. Braman Vice President	/s/David Oestreicher ______________________________ David Oestreicher Vice President